Exhibit 10.1

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (this “Amendment”), dated as of February 27, 2012 among CATALENT PHARMA SOLUTIONS, INC., a Delaware corporation (the “Borrower”), PTS INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings”), MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent and Swing Line Lender and each lender party hereto.

PRELIMINARY STATEMENTS:

(1) The Borrower, Holdings, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Collateral Agent and Swing Line Lender, Bank of America, N.A., as L/C Issuer, the other lenders party thereto and the other agents party thereto have entered into a Credit Agreement dated as of April 10, 2007 (as the same may have been amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as amended by this Amendment).

(2) The Borrower has requested an extension of the maturity date for all or part of the outstanding Dollar Term-1 Loans, Dollar Term-1 Commitments, Euro Term Loans and Euro Term Commitments and other amendments to the Credit Agreement, as hereinafter set forth.

(3) Each Dollar Term-1 Lender who executes and delivers to the Administrative Agent a counterpart to this Amendment as an “Extending and Consenting Lender” prior to the effectiveness of this Amendment shall be deemed, upon the effectiveness of Section 1 of this Amendment, to have converted its outstanding Dollar Term-1 Loans into Extended Dollar Term -1 Loans (as defined hereinafter) in the aggregate amount set forth (a) on such Lender’s signature page hereto and (b) opposite such Lender’s name on Schedule 2.01(a) under the caption “Extended Dollar Term-1 Loan”.

(4) Each Euro Term Lender who executes and delivers to the Administrative Agent a counterpart to this Amendment as an “Extending and Consenting Lender” prior to the effectiveness of this Amendment shall be deemed, upon the effectiveness of Section 1 of this Amendment, to have converted its outstanding Euro Term Loans into Extended Euro Term Loans (as defined hereinafter) in the aggregate amount set forth (a) on such Lender’s signature page hereto and (b) opposite such Lender’s name on Schedule 2.01(b) under the caption “Extended Euro Term Loan”.

(5) To the extent not so converted and extended prior to the effectiveness of this Amendment, any amount of any Dollar Term-1 Loan and Euro Term Loan shall remain in place under the Credit Agreement and be renamed as Non-Extended Dollar Term-1 Loan and Non-Extended Euro Term Loan, respectively, with the same respective terms, rights and obligations under the Loan Documents as before giving effect to this Amendment, except as otherwise set forth herein.

(6) The Borrower and the Required Lenders party hereto have agreed to amend the Credit Agreement to effect the changes described above and other changes as hereinafter set forth.

Catalent – Amendment No. 3 to Credit Agreement

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 3 Effective Date (as hereinafter defined) and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(a) The Credit Agreement is, effective as of the Amendment No. 3 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit B hereto.

(b) Schedule 2.01(a)(i) and Schedule 2.01(b) to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01(a)(i) and Schedule 2.01(b), respectively, to this Amendment.

(c) Exhibit A to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.

SECTION 2. Conditions of Effectiveness to Amendment No. 3. Section 1 of this Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) when, and only when, the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party and each of the Required Lenders or, as to any of the Lenders, written evidence reasonably satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(b) The Administrative Agent shall have received evidence that all reasonable fees and expenses of the Administrative Agent for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of Shearman & Sterling LLP) shall have been paid.

(c) The Administrative Agent shall have received a certificate of the Borrower dated as of the Amendment No. 3 Effective Date signed on behalf of the Borrower by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that, (1) the representations and warranties of the Borrower contained in Article V of the Credit Agreement and in any other Loan Document, are true and correct in all material respects on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (2) no Default or Event of Default has occurred and is continuing, or would immediately result from the occurrence of the Amendment No. 3 Effective Date.

(d) The Administrative Agent shall have received certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment and the matters contemplated hereby.

(e) The Administrative Agent shall have received a favorable opinion of Simpson Thacher & Bartlett LLP, New York counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

(f) Each Lender shall have received, if requested at least two Business Days in advance of the Amendment No. 3 Effective Date, a Note payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit C-1 or Exhibit C-2 to the Credit Agreement, as applicable, in each case as modified by this Amendment.

Catalent – Amendment No. 3 to Credit Agreement

2

(g) Each Lender that executes a counterpart to this Amendment as a “Consenting Lender” or an “Extending and Consenting Lender” on or before 5:00 p.m., New York City time, on February 21, 2012 shall have been paid an amendment fee in an amount equal to 0.10% of the sum of such Lender’s outstanding Term Loans (other than Dollar Term-2 Loans) and Revolving Credit Commitment (after giving effect to this Amendment) as of such date.

SECTION 3. Representations and Warranties. Each Loan Party represents and warrants to the Agents and the Lenders that:

(a) Each Loan Party and each of its Subsidiaries (i) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and (ii) has all requisite power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Loan Documents to which it is a party.

(b) The execution and delivery by each Loan Party of this Amendment and the performance under this Amendment and the Loan Documents to which such Person is a party, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(x), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(c) No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.

(d) This Amendment has been duly executed and delivered by each Loan Party that is party hereto. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party that is party hereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) The parties hereto agree that notwithstanding the requirements in Sections 2.06(a)(i) and (ii), the Revolving Tranche-1 Facility immediately prior to the effectiveness of this Amendment shall, immediately upon the effectiveness of this Amendment and subject to the other terms of the Credit Agreement, be terminated in full.

(b) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

Catalent – Amendment No. 3 to Credit Agreement

3

(c) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(e) Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to the Guaranty.

SECTION 5. Costs and Expenses The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic delivery (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Catalent – Amendment No. 3 to Credit Agreement

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CATALENT PHARMA SOLUTIONS, INC.

By:	/s/ Matthew Walsh
Name: Matthew Walsh
Title: Senior Vice President and Chief Financial Officer

PTS INTERMEDIATE HOLDINGS LLC

By:	/s/ Matthew Walsh
Name: Matthew Walsh
Title: Chief Financial Officer and Treasurer

CATALENT USA WOODSTOCK, INC.

By:	/s/ Matthew Walsh
Name: Matthew Walsh
Title: Senior Vice President and Chief Financial Officer

CATALENT USA PACKAGING, LLC

By:	/s/ Matthew Walsh
Name: Matthew Walsh
Title: Senior Vice President and Chief Financial Officer

CATALENT USA PAINTBALL, INC.

By:	/s/ Matthew Walsh
Name: Matthew Walsh
Title: Senior Vice President and Chief Financial Officer

Catalent – Amendment No. 3 to Credit Agreement

CATALENT PHARMA SOLUTIONS, LLC

By:	/s/ Matthew Walsh
Name: Matthew Walsh
Title: Senior Vice President and Chief Financial Officer

R.P. SCHERER TECHNOLOGIES, LLC

By:	/s/ Matthew Walsh
Name: Matthew Walsh
Title: Treasurer

GLACIER CORPORATION

By:	/s/ Matthew Walsh
Name: Matthew Walsh
Title: Treasurer

CATALENT US HOLDING I, LLC
by Catalent Pharma Solutions, Inc., its Sole Member

By:	/s/ John Chiminski
Name: John Chiminski
Title: President and Chief Executive Officer

CATALENT US HOLDING II, LLC by Catalent Pharma Solutions, Inc., its Sole Member

By:	/s/ John Chiminski
Name:	John Chiminski
Title:	President and Chief Executive Officer

Catalent – Amendment No. 3 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Qualcomm Global Trading, Inc.
By: Invesco Senior Secured Management, Inc. As Investment Manager

as an Extending and Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc.
As Asset Manager

as an Extending and Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

BELHURST CLO LTD.
By: INVESCO Senior Secured Management Inc. As Collateral Manager

as an Extending and Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc. as Investment Adviser

as an Extending and Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

HUDSON CANYON FUNDING II, LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager & Attorney In Fact

as an Extending and Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

LIMEROCK CLO I
By: INVESCO Senior Secured Management, Inc. As Investment Manager

as an Extending and Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

NAUTIQUE FUNDING LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

as an Extending and Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

WASATCH CLO LTD
By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

as an Extending and Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Invesco Coniston B.V.
By: Invesco Asset Management Limited as Collateral Manager

as an Extending and Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

lnvesco Mezzano B.V.
Signed By: Invesco Asset Management Limited as Collateral Manager

as an Extending and Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Manulife Asset Management
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Ken D’Amato
Name: Ken D’Amato
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Morgan Stanley Senior Funding, Inc., as an Extending and Consenting Lender

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Oppenheimer Senior Floating Rate Fund, as an Extending and Consenting Lender

By:	/s/ Bill Campbell
Name: Bill Campbell
Title: AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Oppenheimer Master Loan Fund, LLC, as an Extending and Consenting, Lender

By:	/s/ Bill Campbell
Name: Bill Campbell
Title: AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Visium Credit Master Fund, Ltd.
By: Visium Asset Management, LP
HS: Investment Manager
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Steven Ku
Name: Steven Ku
Title: CFO

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

LumXVisium Credit Fund Limited
By: Visium Asset Management, LP
HS: Trading Advisor
[please print or type name of Institution], as an Extending and Consenting Lender

By:	/s/ Steven Ku
Name: Steven Ku
Title: CFO

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Visium Balanced Master Fund, Ltd.
By: Visium Asset Management, LP
HS: Investment Manager
[please print or type name of Institution], as an Extending and Consenting Lender

By:	/s/ Steven Ku
Name: Steven Ku
Title: CFO

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

HillMark Funding, Ltd.
By: HillMark Capital Management, L.P., as Collateral Manager , as Lender
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

SunAmerica Senior Floating Rate Fund, Inc., as an Extending and Consenting Lender

By: Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Cadogan Square CLO IV B.V., as an Extending and Consenting Lender

By:	/s/ Girard
Name: Girard
Title: President

By:	/s/ Jakob von Kalckreuth
Name: Jakob von Kalckreuth
Title: Director, Credit Suisse Asset Management Limited

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

505 CLO I LTD., as an Extending and Consenting Lender

By: CIT Asset Management LLC, as Authorized Signatory

By:	/s/ Roger M. Burns
Name: Roger M. Burns
Title: CIT Asset Management LLC, Executive VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

DRYDEN XXII SENIOR LOAN FUND, as an Extending and Consenting Lender

By: Prudential Investment Management, Inc., as Portfolio Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Dryden XXI Leveraged Loan CDO LLC, as an Extending and Consenting Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Dryden X – EURO CLO 2005 p.l.c., as an Extending and Consenting Lender

By: Pramerica Investment Management (a trading name of Prudential Investment Management, Inc.), as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Dryden XIV – EURO CLO 2006 p.l.c., as an Extending and Consenting Lender

By: Pramerica Investment Management (a trading name of Prudential Investment Management, Inc.), as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Dryden XV – EURO CLO 2006 p.l.c., as an Extending and Consenting Lender

By: Pramerica Investment Management (a trading name of Prudential Investment Management, Inc.), as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Dryden IX – Senior Loan Fund 2005 p.l.c., as a Consenting and Extending Lender

By: Prudential Investment Management, Inc., Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Dryden XI – Leveraged Loan CDO 2006, as a Consenting and Extending Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Dryden XVI – Leveraged Loan CDO 2006, as a Consenting and Extending Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Dryden XVIII Leveraged Loan 2007 Ltd., as an Extending and Consenting Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Dryden VII – Leveraged Loan CDO 2004, as an Extending and Consenting Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Dryden VIII – Leveraged Loan CDO 2005, as an Extending and Consenting Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Prudential Investment Portfolios 9 - Prudential Absolute Return Bond Fund, as an Extending and Consenting Lender

By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

The Prudential Insurance Company of America, as an Extending and Consenting Lender

By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Mayport CLO Ltd.

By: Pacific Investment Management Company LLC, as its investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Portola CLO, Ltd.

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

PIMCO Funds: PIMCO High Yield Spectrum Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

PIMCO Funds: PIMCO Senior Floating Rate Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

PIMCO Funds: Private Account Portfolio Series Senior Floating Rate Portfolio

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

PIMCO Cayman Bank Loan Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

PIMCO Bermuda U.S. High Yield Fund (M)

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

IBM Personal Pension Plan Trust

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

State Teachers Retirement System of Ohio

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

PIMCO Funds: PIMCO High Yield Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as an Extending and Consenting Lender

By:	/s/ Patrick A. Lucas
Name: Patrick A. Lucas
Title: Duly Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

CREDIT SUISSE LOAN FUNDING LLC as an Extending and Consenting Lender

By:	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

By:	/s/ Jed Kelly
Name: Jed Kelly
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Rosedale CLO Ltd.

By: Princeton Advisory Group, Inc., the Collateral Manager

By:	/s/ Paul P. Malecki
Name: Paul P. Malecki
Title: Senior Portfolio Manager, Princeton Advisory Group, Inc.

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Neptune Finance CCS, Ltd.
[please print or type name of institution], as an Extending and Consenting Lender

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Gulf Stream – Sextant CLO 2007-1, Ltd.
[please print or type name of institution], as an Extending and Consenting Lender

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Gulf Stream - Sextant CLO 2006-1, Ltd.
[please print or type name of institution], as an Extending and Consenting Lender

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Gulf Stream - Rashinban CLO 2006-I, Ltd.
[please print or type name of institution], as an Extending and Consenting Lender

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Gulf Stream - Compass CLO 2005-II, Ltd.
[please print or type name of institution], as an Extending and Consenting Lender

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Gulf Stream - Compass CLO 2005-I, Ltd.
[print or type name of institution], as an Extending and Consenting Lender

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, As Lender

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

as an Extending and Consenting Lender

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Blackrock Senior Income Series II

as an Extending and Consenting Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Green Island CBNA Loan Funding LLC, as an Extending and Consenting Lender

By: Citibank, N.A.

By:	/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

CANARAS SUMMIT CLO LTD

By: Canaras Capital Management LLC As Sub-Investment Adviser Extending and Consenting Lender

By:	/s/ Andrew J. Heller
Name: Andrew J. Heller
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Muir Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Founders Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Grant Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

See below
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Aaron Goldberg
Name: Aaron Goldberg
Title: Chief Financial Officer

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Stoney Lane Funding I
By: HillMark Capital Management, L.P., as Collateral Manager, as Lender
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

CREDIT SUISSE NOVA (LUX)
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux) as an Extending and Consenting Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

ATRIUM IV CASTLE GARDEN FUNDING MADISON PARK FUNDING I, LTD., as an Extending and Consenting Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

ATRIUM V ATRIUM VI MADISON PARK FUNDING II, LTD. MADISON PARK FUNDING III, LTD. MADISON PARK FUNDING IV, LTD. MADISON PARK FUNDING V, LTD. MADISON PARK FUNDING VI, LTD.
By: Credit Suisse Asset Management, LLC, as collateral manager, as an Extending and Consenting Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

MADISON PARK FUNDING VII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager, as an Extending and Consenting Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

QUALCOMM GLOBAL TRADING, INC. RAYTHEON MASTER PENSION TRUST
By: Credit Suisse Asset Management, LLC, as investment manager, as an Extending and Consenting Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

AUSTRALIANSUPER
By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper as an Extending and Consenting Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND
By: Credit Suisse Asset Management, LLC, as investment advisor, as an Extending and Consenting Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Westwood CDO II, LTD
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Westwood CDO I, LTD
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Veritas CLO II, LTD,
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Veritas CLO I, LTD.
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Prospero CLO II B.V.
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Prospero CLO I B.V.
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Pacifica CDO VI, LTD
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Pacifica CDO V, LTD
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Pacifica CDO IV, LTD
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Pacifica CDO III, LTD
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

One Wall Street CLO II, LTD
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

OWS1 CLO LTD
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Ameriprise Certificate Company

as an Extending and Consenting Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Ameriprise Financial, Inc.

as an Extending and Consenting Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Cent CDO 10 Limited

By: Columbia Management Investment Advisers, LLC, As Collateral Manager

as an Extending and Consenting Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Cent CDO XI Limited

By: Columbia Management Investment Advisers, LLC, As Collateral Manager

as an Extending and Consenting Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Cent CDO 12 Limited

By: Columbia Management Investment Advisers, LLC, As Collateral Manager

as an Extending and Consenting Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Cent CDO 14 Limited

By: Columbia Management Investment Advisers, LLC, As Collateral Manager

as an Extending and Consenting Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Cent CDO 15 Limited

By: Columbia Management Investment Advisers, LLC, As Collateral Manager

as an Extending and Consenting Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Centurion CDO 8 Limited

By: Columbia Management Investment Advisers, LLC, As Collateral Manager

as an Extending and Consenting Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Centurion CDO 9 Limited

By: Columbia Management Investment Advisers, LLC, As Collateral Manager

as an Extending and Consenting Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS;

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II as an Extending and Consenting Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

RiverSource Life Insurance Company

as an Extending and Consenting Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

CCA EAGLE LOAN MASTER FUND LTD.

By: Citigroup Alternative Investments LLC, as Investment manager for and on behalf of CCA EAGLE LOAN MASTER FUND LTD., as an Extending and Consenting Lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS

LMP Corporate Loan Fund, Inc.

By: Citi Alternative Investments LLC, as an Extending and Consenting Lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS!

REGATTA FUNDING LTD.

By: Citi Alternative Investments LLC, attorney-in-fact, as an Extending and Consenting lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

DUANE STREET CLO III, LTD.

By: Citigroup Alternative Investments LLC, As Collateral Manager, as an Extending and Consenting Lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Nomura Bond and Loan Fund
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Steve Rosenthal
Name: Steve Rosenthal
Title: Executive Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

NAVIGATOR CDO 2005, LTD., as a Lender

By: GE Capital Debt Advisors LLC, as Collateral Manager

By:	/s/ John Campos
Name: John Campos
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

NAVIGATOR CDO 2006, LTD., as a Lender

By: GE Capital Debt Advisors LLC, as Collateral Manager

By:	/s/ John Campos
Name: John Campos
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as an Extending and Consenting Lender

By:	/s/ David C. Wagner
PPM America, Inc., as sub-advisor
Name: David C. Wagner
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

PPM GRAYHAWK CLO, LTD., as an Extending and Consenting Lender

By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
Name: David C. Wagner
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Citibank, N.A., as an Extending and Consenting Lender

By:	/s/ Scott R. Evan
Name: Scott R. Evan
Title: Attorney-in-Fact

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Trimaran CLO IV Ltd

By: Trimaran Advisors, L.L.C., as an Extending and Consenting Lender

By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Trimaran CLO V Ltd

By: Trimaran Advisors, L.L.C., as an Extending and Consenting Lender

By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Trimaran CLO VII Ltd

By:	Trimaran Advisors, L.L.C., as an Extending
and Consenting Lender

By:	/s/ Dominick J. Mazzitelli
	Name:	Dominick J. Mazzitelli
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Pioneer Bond VCT Portfolio, as an Extending and Consenting Lender

By:	Pioneer Investment Management, Inc.
As advisor to each Consenting Lender above

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
Title: Secretary and Associate General Counsel

Catalent – Amendment No. 3 to Credit Agreement

Pioneer Strategic Income Fund, as an Extending and Consenting Lender

By:	Pioneer Investment Management, Inc.
As advisor to each Consenting Lender above

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
Title: Secretary and Associate General
Counsel

Catalent – Amendment No. 3 to Credit Agreement

Pioneer Floating Rate Fund, as an Extending and Consenting Lender

By:	Pioneer Investment Management, Inc.
As advisor to each Consenting Lender above

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
Title: Secretary and Associate General
Counsel

Catalent – Amendment No. 3 to Credit Agreement

Pioneer Bond Fund, as an Extending and Consenting Lender

By:	Pioneer Investment Management, Inc.
As advisor to each Consenting Lender above

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General
Counsel

Catalent – Amendment No. 3 to Credit Agreement

Pioneer Diversified High Income Trust, as an Extending and Consenting Lender

By:	Pioneer Investment Management, Inc.
As advisor to each Consenting Lender above

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
Title: Secretary and Associate General Counsel

Catalent – Amendment No. 3 to Credit Agreement

Pioneer Institutional Solutions – Credit Opportunities, as an Extending and Consenting Lender

By:	Pioneer Investment Management, Inc.
As advisor to each Consenting Lender above

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
Title: Secretary and Associate General Counsel

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

White Mountain Sub-Acct 193 Fund, as an Extending and Consenting Lender

By:	Pioneer Institutional Asset Management, Inc.,
As advisor to each Consenting Lender above

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
Title: Secretary and Associate General Counsel

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Stichting Pensioenfonds Medische Specialisten, as an Extending and Consenting Lender

By:	Pioneer Institutional Asset Management, Inc.,
As advisor to each Consenting Lender above

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
Title: Secretary and Associate General Counsel

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Stichting Pensioenfonds voor Huisartsen, as an Extending and Consenting Lender

By:	Pioneer Institutional Asset Management, Inc.,
As advisor to each Consenting Lender above

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
Title: Secretary and Associate General Counsel

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Alpstar CLO 1 PLC
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ David McGuinness
	Name:	David McGuinness
Title: Alternate Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Alpstar CLO 2 PLC
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ David McGuinness
	Name:	David McGuinness
Title: Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II

By:	First Trust Advisors L.P., its investment
manager or its investment advisor

as an Extending and Consenting Lender

By:	/s/ Scott D. Fries
	Name:	Scott D. Fries
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

For and on behalf of New Amsterdam Capital Management LLP

For and on behalf of all funds managed (Mercator CLO I Limited, Mercator CLO II P.L.C., Mercator CLO III Limited, and NAC Euroloan Advantage I Limited)

as an Extending and Consenting Lender

By:	/s/ DJ Procter
	Name:	DJ Procter
Title: Partner

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Morgan Stanley Bank International Limited, as an Extending and Consenting Lender

By:	/s/ Andrew Ross Atkins
Name: Andrew Ross Atkins
Title: Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

J.P. MORGAN LEVERAGED LOANS MASTER FUND, LP, as an Extending and Consenting Lender

By:	/s/ James P. Shanahan Jr.
Name: James P. Shanahan Jr.
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

BERRYSBURG INC., as an Extending and Consenting Lender

By:	/s/ James P. Shanahan Jr.
Name: James P. Shanahan Jr.
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND, as an Extending and Consenting Lender

By:	/s/ James P. Shanahan Jr.
Name: James P. Shanahan Jr.
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

JPMORGAN HIGH YIELD FUND, as an Extending and Consenting Lender

By:	/s/ James P. Shanahan Jr.
Name: James P. Shanahan Jr.
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

JPMORGAN FLOATING RATE INCOME FUND, as an Extending and Consenting Lender

By:	/s/ James P. Shanahan Jr.
Name: James P. Shanahan Jr.
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

JPMORGAN CHASE BANK NA AS TRUSTEE OF THE JPMORGAN CHASE RETIREMENT PLAN, as an Extending and Consenting Lender

By:	/s/ James P. Shanahan Jr.
Name: James P. Shanahan Jr.
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

ADVANCED SERIES TRUST – AST HIGH YIELD PORTFOLIO, as an Extending and Consenting Lender

By:	/s/ James P. Shanahan Jr.
Name: James P. Shanahan Jr.
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

CONSUMER PROGRAM ADMINISTRATORS INC., as an Extending and Consenting Lender

By:	/s/ James P. Shanahan Jr.
Name: James P. Shanahan Jr.
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

JPMORGAN INCOME BUILDER FUND, as an Extending and Consenting Lender

By:	/s/ James P. Shanahan Jr.
Name: James P. Shanahan Jr.
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

COMMINGLED PENSION TRUST FUND (HIGH YIELD) OF JPMORGAN CHASE BANK, N.A., as an Extending and Consenting Lender

By:	/s/ James P. Shanahan Jr.
Name: James P. Shanahan Jr.
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS.

Gleneagles CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Jasper CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors; Inc., Its General Partner
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Liberty CLO, Ltd.
By: Highland Capital Management, L.P. As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Southfork CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Loan Funding VII LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

AIG Retirement Services, Inc.
[please print or type name of institution], as an Extending and Consenting Lender

By: PineBridge Investments LLC, Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Euro-Galaxy II CLO BV
[please print or type name of institution], as an Extending and Consenting Lender

By: PineBridge Investments LLC, As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Euro-Galaxy CLO BV
[please print or type name of institution], as an Extending and Consenting Lender

By: PineBridge Investments LLC, As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS

Fire and Police Pension Fund, San Antonio
[please print or type name of institution], as an Extending and. Consenting Lender

By: PineBridge Investments LLC, Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

PineBridge Bank Loan Fund Ltd.
[please print or type name of institution], as an Extending and Consenting Lender

By: PineBridge Investments LLC, Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Plymouth Rock CLO, Ltd.
[please print or type name of institution], as an Extending and Consenting Lender

By: PineBridge Investments LLC, Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Saturn CLO, Ltd.
[please print or type name of institution], as an Extending and Consenting Lender

By PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Galaxy X CLO, LTD
[please print or type name of institution], as an Extending and Consenting Lender

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Galaxy VIII CLO, LTD
[please print or type name of institution], as an Extending and Consenting Lender

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Galaxy VI CLO, LTD
[please print or type name of institution], as an Extending and Consenting Lender

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Four Corners CLO III, Ltd. [please print or type name of institution] as an Extending and Consenting Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Four Corners CLO II, Ltd. [please print or type name of institution] as an Extending and Consenting Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Four Corners CLO 2005-I, Ltd. [please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Callidus Debt Partners CLO Fund IV, Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Callidus Debt Partners CLO Fund V, Ltd. By: GSO Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Callidus Debt Partners CLO Fund VI, Ltd. By: GSQ / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Callidus Debt Partners CLO Fund VII, Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: CENTRAL PARK CLO, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: ESSEX PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: FM LEVERAGED CAPITAL FUND II By: GSO / Blackstone Debt Funds Management LLC as Subadviser to Friedberg Milstein LLC

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: GALE FORCE 1 CLO, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: GALE FORCE 2 CLO, LTD. By: GSO Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: GALE FORCE 3 CLO, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: GALE FORCE 4 CLO, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Servicer

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: HUDSON STRAITS CLO 2004, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: LAFAYETTE SQUARE CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Maps CLO Fund I, LLC By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Maps CLO Fund II, Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: PROSPECT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: ST. JAMES’S PARK CDO B.V., as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Green Park CDO B.V., as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Hyde Park CDO B.V., as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Regent’s Park CDO B.V., as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

SKELLIG ROCK B.V., as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Lord Abbett Investment Trust – Lord Abbett Floating Rate Fund
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Joel Serebransky
Name: Joel Serebransky
Title: Portfolio Manager

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Golden Knight II CLO, Ltd.
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Joel Serebransky
Name: Joel Serebransky
Title: Portfolio Manager

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Investec Bank plc acting as collateral manager for Gresham Capital CLO III B.V., as an Extending and Consenting Lender

By:	/s/ Charles Stott
Name: Charles Stott
Title: Authorised Signatory

By:	/s/ Katy Byatt
Name: Katy Byatt
Title: Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Investec Bank plc acting as collateral manager for Gresham Capital CLO I B.V. as an Extending and Consenting Lender

By:	/s/ Charles Stott
Name: Charles Stott
Title: Authorised Signatory

By:	/s/ Katy Byatt
Name: Katy Byatt
Title: Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Sinead Murphy
Name: Sinead Murphy
Title: Authorised Signatory

By:	/s/ Sheenagh Carroll
Name: Sheenagh Carroll
Title: Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY
By: Goldman Sachs Asset Manager, L.P., as Manager
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Kotdi Huang
Name: Kotdi Huang
Title: VP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Oak Hill European Credit Partners I plc
[please print or type name of institution], as an Extending and Consenting Lender

By: Oak Hill Advisors (Europe), LLP, as Portfolio Manager

By:	/s/ Richard Munn
Name: Richard Munn
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

ARTUS LOAN FUND 2007-I, LTD., as an Extending and Consenting Lender

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon, Jr.
Name: Arthur J. McMahon, Jr.
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

OSPREY CDO 2006-1 LTD., as an Extending and Consenting Lender

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon, Jr.
Name: Arthur J. McMahon, Jr.
Title: Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Cornerstone CLO Ltd.
By: Stone Tower Debt Advisers LLC, As its Collateral Manager
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Granite Ventures II Ltd.
By: Stone Tower Debt Advisers LLC, As its Collateral Manager
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Granite Ventures III Ltd.
By: Stone Tower Debt Advisers LLC, As its Collateral Manager
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Rampart CLO 2007 Ltd.
By: Stone Tower Debt Advisers LLC, As its Collateral Manager
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Stone Tower CLO III Ltd.
By: Stone Tower Debt Advisers LLC, As its Collateral Manager
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Stone Tower CLO V Ltd.
By: Stone Tower Debt Advisers LLC, As its Collateral Manager
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Stone Tower CLO VI Ltd.
By: Stone Tower Debt Advisers LLC, As its Collateral Manager
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Stone Tower CLO VII Ltd.
By: Stone Tower Debt Advisers LLC, As its Collateral Manager
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Cairn CLO II B.V., as an Extending and Consenting Lender

By:	/s/ James Starky
Name: James Starky
Title: Chief Legal Officer, Cairn Capital Limited as Investment Manager

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

LATITUDE CLO III, LTD
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

LATITUDE CLO II, LTD
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

LATITUDE CLO I, LTD
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

BLUEMOUNTAIN CLO LTD.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC., Its Collateral Manager.

as an Extending and Consenting Lender

By:	/s/ Michael Abatemarco
Name: Michael Abatemarco
Title: Associate

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

BLUEMOUNTAIN CLO II LTD.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC., Its Collateral Manager.

as an Extending and Consenting Lender

By:	/s/ Michael Abatemarco
Name: Michael Abatemarco
Title: Associate

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

BLUEMOUNTAIN CLO III LTD.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC., Its Collateral Manager.

as an Extending and Consenting Lender

By:	/s/ Michael Abatemarco
Name: Michael Abatemarco
Title: Associate

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

BLUEMOUNTAIN CLO 2011-1 LTD.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC., Its Collateral Manager.

as an Extending and Consenting Lender

By:	/s/ Michael Abatemarco
Name: Michael Abatemarco
Title: Associate

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

AXA IM Paris SA for and on behalf of:

Adagio 2, Adagio 3, Matignon Leveraged Loans

[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Y Le Serviget
Name: Y Le Serviget
Title: Senior PM

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Venture IX CDO, Limited
[please print or type name of institution], as an Extending and Consenting Lender

By: its investment advisor, MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Venture VII CDO Limited
[please print or type name of institution] as an Extending and Consenting Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Airlie CLO 2006-I, Ltd., as an Extending and Consenting Lender

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

LightPoint CLO III, Ltd., as an Extending and Consenting Lender

By: Neuberger Berman Fixed income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

LightPoint CLO IV, Ltd., as an Extending and Consenting Lender

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

LightPoint CLO V, Ltd., as an Extending and Consenting Lender

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

LightPoint CLO VII, Ltd., as an Extending and Consenting Lender

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

LightPoint CLO VIII, Ltd., as an Extending and Consenting Lender

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Marquette US/European CLO, Plc., as an Extending and Consenting Lender

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

LightPoint Pan-European CLO 2006 Plc., as an Extending and Consenting Lender

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: LightPoint Pan-European CLO 2007-1 Plc., as an Extending and Consenting Lender By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: RWN Investment Holdings LLC [please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Kenneth E. Glassman
Name: Kenneth E. Glassman
Title: CEO & Chief Investment Officer

By:	/s/ Kevin C. Smith
Name: Kevin C. Smith
Title: Trader & Investment Analyst

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: CIFC Funding 2006-I, Ltd. [please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Steve Vaccaro
Name: Steve Vaccaro
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: CIFC Funding 2006-II, Ltd. [please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Steve Vaccaro
Name: Steve Vaccaro
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: CIFC Funding 2007-II, Ltd. [please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Steve Vaccaro
Name: Steve Vaccaro
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: CIFC Funding 2007-III, Ltd. [please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Steve Vaccaro
Name: Steve Vaccaro
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: RMF Euro CDO V PLC, as a Consenting and Extending Lender

By:	/s/ Riccardo Decarolis
Name: Riccardo Decarolis
Title: Authorised Signatory

By:	/s/ Mathias Müller
Name: Mathias Müller
Title: Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: RMF Euro CDO III PLC, as a Consenting and Extending Lender

By:	/s/ Riccardo Decarolis
Name: Riccardo Decarolis
Title: Authorised Signatory

By:	/s/ Mathias Müller
Name: Mathias Müller
Title: Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Dalradian European CLO IV B.V., as an Extending and Consenting Lender

By:	/s/ Leigh Enevoldson
Name: Leigh Enevoldson
Title: Attorney in Fact

By:	/s/ Colin Vittery
Name: Colin Vittery
Title: Attorney in Fact

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Dalradian European CLO II B.V., as an Extending and Consenting Lender

By:	/s/ Leigh Enevoldson
Name: Leigh Enevoldson
Title: Attorney in Fact

By:	/s/ Colin Vittery
Name: Colin Vittery
Title: Attorney in Fact

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Eloin Capital LLP acting as Collateral Manager for Dalradian European CLO III B.V., as an Extending and Consenting Lender

By:	/s/ Leigh Enevoldson
Name: Leigh Enevoldson
Title: Director

By:	/s/ Colin Vittery
Name: Colin Vittery
Title: Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Eaton Vance CDO VII PLC By: Eaton Vance Management as Interim Investment Advisor [please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Eaton Vance CDO VIII, Ltd. By: Eaton Vance Management As Investment Advisor [please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Eaton Vance CDO IX Ltd. By: Eaton Vance Management As Investment Advisor [please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Eaton Vance CDO X PLC By: Eaton Vance Management As Investment Advisor [please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Eaton Vance Senior Floating-Rate Trust

By: Eaton Vance Management As

Investment Advisor

[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Eaton Vance Floating-Rate Income Trust

By: Eaton Vance Management As

Investment Advisor

[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Eaton Vance Senior Income Trust By: Eaton Vance Management As Investment Advisor [please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Eaton Vance Short Duration Diversified Income Fund

By: Eaton Vance Management As

Investment Advisor

[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management As

Investment Advisor

[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Eaton Vance Limited Duration Income Fund
By: Eaton Vance Management As Investment Advisor
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Grayson & Co
By: Boston Management and Research As Investment Advisor
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

MET Investors Series Trust – MET/Eaton Vance Floating Rate Portfolio
By: Eaton Vance Management As Investment Sub-Advisor
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Riversource Variable Series Trust-Variable Portfolio Eaton Vance Floating Rate Income Fund
By: Eaton Vance Management As Investment Sub-Advisor
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Senior Debt Portfolio
By: Boston Management and Research as Investment Advisor
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Eaton Vance VT Floating-Rate Income Fund
By: Eaton Vance Management as Investment Advisor
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Virtus Senior Floating Rate Fund
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

WhiteHorse V, Ltd.
By: WhiteHorse Capital Partners L.P. As Collateral Manager
By: White Rock Asset Advisor
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Jay Carvell
	Name:	Jay Carvell
	Title:	Manager

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Fore CLO Ltd. 2007-I, as an Extending and Consenting Lender

By: Fore Research & Management, LP

By:	/s/ Daniel Agranoff
	Name:	Daniel Agranoff
	Title:	Chief Financial Officer, Fore Research & Management, LP

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Eurocredit CDO IV BV
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ JM Barker
	Name:	JM Barker
	Title:	Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Eurocredit CDO V PLC
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ JM Barker
	Name:	JM Barker
	Title:	Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Eurocredit CDO VI PLC
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ JM Barker
	Name:	JM Barker
	Title:	Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Eurocredit CDO VII PLC
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ JM Barker
	Name:	JM Barker
	Title:	Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Eurocredit CDO VIII LTD
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ JM Barker
	Name:	JM Barker
	Title:	Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Eurocredit Investment Fund I PLC
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ JM Barker
	Name:	JM Barker
	Title:	Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Eurocredit Investment Fund II PLC
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ JM Barker
	Name:	JM Barker
	Title:	Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Eurocredit Opportunities Parallel Funding I Ltd.
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ JM Barker
	Name:	JM Barker
	Title:	Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

ICG European Loan Fund I Ltd.
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ JM Barker
	Name:	JM Barker
	Title:	Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Katonah VII CLO Ltd.
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer, Katonah Debt Advisors, L.L.C. As Manager

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Katonah VIII CLO Ltd
[please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer, Katonah Debt Advisors, L.L.C. As Manager

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Iron Hill CLO Limited, as an Extending and Consenting Lender By: Guggenheim Partners Europe Limited as Collateral Manager

By:	/s/ Adrian Duffy
Name: Adrian Duffy
Title: Senior Managing Director, Guggenheim Partners Europe Limited

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Retirement System of the Tennessee Valley Authority

[please print or type name of institution], as an Extending and Consenting Lender

By: Guggenheim Partners Asset Management, LLC

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Portfolio Manager

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Sands Point Funding Ltd.

[please print or type name of institution], as an Extending and Consenting Lender

By: Guggenheim Partners Asset Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO

[please print or type name of institution], as an Extending and Consenting Lender

By: Guggenheim High-Yield Plus Master Fund SPC, On behalf of and for the account of the HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO

By: Guggenheim Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS;

KENNECOTT FUNDING LTD.

[please print or type name of institution], as an Extending and Consenting Lender

By: Guggenheim Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Green Lane CLO Ltd. [please print or type name of institution], as an Extending and Consenting Lender By: Guggenheim Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

COPPER RIVER CLO LTD.

[please print or type name of institution], as an Extending and Consenting Lender

By: Guggenheim Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

Security Income Fund - Macro Opportunities Series

[please print or type name of institution], as an Extending and Consenting Lender

By: Guggenheim Partners Asset Management, LLC

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: 5180 CLO LP [please print or type name of institution], as an Extending and Consenting Lender By: Guggenheim Investment Management, LLC As Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Lime Street CLO, Ltd. [Please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Emerson Place CLO, Ltd. [please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Avery Street CLO, Ltd. [please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: Strawinsky I PLC [please print or type name of institution], as an Extending and Consenting Lender

By:	/s/ P.J. Van Der Linden
Name: P.J. Van Der Linden
Title: Collateral Manager

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS:

ING Investment Management CLO I, LTD.

By: ING Investment Management Co. LLC, as its investment manager

ING Investment Management CLO II, LTD.

By: ING Investment Management Co. LLC, as its investment manager

ING Investment Management CLO IV, LTD.

By: ING Investment Management Co. LLC, as its investment manager

ING IM CLO 2011-1, Ltd.

By: ING Alternative Asset Management LLC, as its portfolio manager

ING (L) Flex - Senior Loans

By: ING Investment Management Co. LLC, as its investment manager

By:	/s/ Michel Prince
Name: Michel Prince, CFA
Title: Senior Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: AMMC CLO V, LIMITED By: American Money Management Corp., as Collateral Manager as an Extending and Consenting Lender

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

Catalent – Amendment No. 3 to Credit Agreement

EXTENDING AND CONSENTING LENDERS: AMMC VII, LIMITED By: American Money Management Corp., as Collateral Manager as an Extending and Consenting Lender

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS: CHAMPLAIN CLO, LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager as a Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS: Confluent 3 Limited. By: Invesco Senior Secured Management, Inc. As Investment Manager as a Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS: SAGAMORE CLO LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager as a Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS: Invesco Van Kampen Senior Income Trust By: Invesco Senior Secured Management, Inc. as Sub-Adviser as a Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Invesco Van Kampen Senior Loan Fund

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

as a Consenting Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Monroe Funding, Ltd

By: Monroe Capital Management Advisors, LLC as Collateral Manager

By:	/s/ Nathan Harrell
Name: Nathan Harrell
Title: AVP

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Queen Street CLO I BV Queen Street CLO II BV
[please print or type name of institution], as a Consenting Lender

By:	/s/ Francois Gauvin
Name: Francois Gauvin
Title: Attorney in Fact

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Genesis CLO 2007-1 Ltd.
[Please print or type name of institution], as a Consenting Lender

By: GLG Ore Hill LLC, its Collateral Manager

By:	/s/ Marshall E. Stearns
Name: Marshall E. Stearns
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Genesis CLO 2007-2, Ltd.

By LLCP Advisors LLC, as Collateral Manager, as a Consenting Lender

By:	/s/ Steven Hartman
Name: Steven Hartman
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Morgan Stanley Bank, N.A., as a Consenting Lender

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Deutsche Bank Trust Company Americas, as a Consenting Lender

By:	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Director

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

HarbourView CLO 2006-1 as a Consenting Lender

By:	/s/ Bill Campbell
Name: Bill Campbell
Title: AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Dryden V – Leveraged Loan CDO 2003, as a Consenting Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Fairway Loan Funding Company

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Apollo/Palmetto Short-Maturity Loan Portfolio, L.P.
[please print or type name of institution], as a Consenting Lender

By Apollo Credit Advisors III, L.P., its general partner

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

ALM Loan Funding 2010-1, Ltd.
[please print or type name of institution], as a Consenting Lender

By Apollo Credit Management, LLC, its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Rosedale CLO Ltd.
[please print or type name of institution], as a Consenting Lender

By:	/s/ Paul P. Malecki
Name: Paul P. Malecki
Title: Senior Portfolio Manager, Princeton Advisory Group, Inc.

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Gulf Stream - Compass CLO 2003-1, Ltd.
[please print or type name of institution], as a Consenting Lender

By: Gulf Stream Asset Management LLC as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC, As Lender

By: Loomis, Sayles & Company, L.P., Its Managing Member

By: Loomis, Sayles & Company, Incorporated, Its General Partner

, as a Consenting Lender

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND, As Lender

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

, as a Consenting Lender

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Magnetite V CLO, Limited
[please print or type name of institution], as a Consenting Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Longhorn CDO III Ltd.
[please print or type name of institution], as a Consenting Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Blackrock Senior Income Series V Limited
[please print or type name of institution], as a Consenting Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Blackrock Senior Income Series IV
[please print or type name of institution], as a Consenting Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Blackrock Senior Income Series
[please print or type name of institution], as a Consenting Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

J.P. Morgan Whitefriars Inc., as a Consenting Lender

By:	/s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney-in-Fact

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

CSAM FUNDING IV, as a Consenting Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Centurion CDO VII Limited

By Columbia Management Investment Advisers, LLC, As Collateral Manager as a Consenting Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

DUANE STREET CLO I., LTD.

By: Citigroup Alternative Investments LLC, As Collateral Manager, as a Consenting Lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

DUANE STREET CLO II, LTD.

By: Citigroup Alternative Investments LLC As Collateral Manager, as a Consulting Lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Clydesdale CLO 2003, Ltd.
[please print or type name of institution], as a Consenting Lender

By:	/s/ Steve Rosenthal
Name: Steve Rosenthal
Title: Executive Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Clydesdale CLO 2005, Ltd.
[please print or type name of institution], as a Consenting Lender

By:	/s/ Steve Rosenthal
Name: Steve Rosenthal
Title: Executive Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Clydesdale Strategic CLO I, Ltd.
[please print or type name of institution], as a Consenting Lender

By:	/s/ Steve Rosenthal
Name: Steve Rosenthal
Title: Executive Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

J.P. Morgan Chase Bank, N.A.
[please print or type name of institution], as a Consenting Lender

By:	/s/ Vanessa Chiu
Name: Vanessa Chiu
Title: Executive Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Western Asset Management Company as Investment Manager and Agent on behalf of the below
Consenting Lender: Western Asset Core Plus Bond Portfolio

By:	/s/ Joanne N. Dy
Name: Joanne N. Dy
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Western Asset Management Company as Investment Manager and Agent on behalf of the below
Consenting Lender: Western Asset Floating Rate High Income Fund, LLC

By:	/s/ Joanne N. Dy
Name: Joanne N. Dy
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Western Asset Management Company as Investment Manager and Agent on behalf of the below
Consenting Lender: VRS Bank Loan Portfolio

By:	/s/ Joanne N. Dy
Name: Joanne N. Dy
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Western Asset Management Company as Investment Manager and Agent on behalf of the below
Consenting Lender: John Hancock Fund II Floating Rate Income Fund

By:	/s/ Joanne N. Dy
Name: Joanne N. Dy
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Western Asset Management Company as Investment Manager and Agent on behalf of the below
Consenting Lender: MT. WILSON CLO, LTD.

By:	/s/ Joanne N. Dy
Name: Joanne N. Dy
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Western Asset Management Company as Investment Manager and Agent on behalf of the below
Consenting Lender: MT. WILSON CLO II , LTD.

By:	/s/ Joanne N. Dy
Name: Joanne N. Dy
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Ballantyne Funding LLC, as a Consenting Lender

By:	/s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Trimaran CLO VI Ltd.
By: Trimaran Advisors, L.L.C., as a Consenting Lender

By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND, as a Consenting Lender

By:	/s/ James P. Shanahan Jr.
Name: James P. Shanahan Jr.
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Galaxy VII CLO, LTD
[please print or type name of institution], as a Consenting Lender

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Galaxy V CLO, LTD
[please print or type name or institution], as a Consenting Lender

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Galaxy IV CLO, LTD
[please print or type name or institution], as a Consenting Lender

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS

Galaxy III CLO, Ltd.
[please print or type name or institution], as a Consenting Lender

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Ballyrock CLO III Limited,

By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Consenting Lender

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

FOXE BASIN CLO 2003, LTD.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manger

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

FriedbergMilstein Private Capital Fund I

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

FM Leveraged Capital Fund I

By: GSO Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Callidus Debt Partners CLO Fund II, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Investec Bank plc as a Consenting Lender

By:	/s/ Charles Stott
	Name:	Charles Stott
	Title:	Authorised Signatory

By:	/s/ Katy Byatt
	Name:	Katy Byatt
	Title:	Authorised Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Oak Hill Credit Partners IV, Limited
[please print or type name of institution], as a Consenting Lender

By: Oak Hill CLO Management IV, LLC, as Investment Manager

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

VINACASA CLO, LTD., as a Consenting Lender

By: Babson Capital Management LLC as Collateral Servicer

By:	/s/ Arthur J. McMahon, Jr.
	Name:	Arthur J. McMahon, Jr.
	Title:	Managing Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Rampart CLO 2006-1 Ltd.
By: Stone Tower Debt Advisors LLC, As its Collateral Manager
[please print or type name of institution], as a Consenting Lender

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Stone Tower CLO IV Ltd.
By: Stone Tower Debt Advisors LLC, As its Collateral Manager
[please print or type name of institution], as a Consenting Lender

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

COA Tempus CLO Ltd, as Lender
[please print or type name of institution] as a Consenting Lender

By: FS COA Management, LLC, as Portfolio Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Manager

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Fraser Sullivan CLO II, Ltd., as Lender
[print or type name of institution], as a Consenting Lender

By: WCAS Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Manager

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Fraser Sullivan CLO I, Ltd., as Lender
[print or type name of institution], as a Consenting Lender

By: WCAS Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Manager

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

AXA IM PARIS SA for and on behalf of:

Adagio I, Oryx European CLO BV
[print or type name of institution], as a Consenting Lender

By:	/s/ Y LE SERVIGET
	Name:	Y LE SERVIGET
	Title:	Senior PM

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

CAPITALSOURCE FINANCE LLC, as a Consenting Lender

By:	/s/ Audrey Yen
	Name:	Audrey Yen
	Title:	Senior Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Venture IV CDO Limited
[please print or type name of institution], as a Consenting Lender

By: its investment advisor, MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

VENTURE III CDO LIMITED
[please print or type name of institution], as a Consenting Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:’

VENTURE II CDO 2002, LIMITED
[please print or type name of institution], as a Consenting Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Westbrook CLO, Ltd.

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

CIFC Funding 2007-IV, Ltd. Cumberland II CLO Ltd. Marquette Park CLO Ltd.
[please print or type name of institution], as a Consenting Lender

By:	/s/ Steve Vaccao
Name: Steve Vaccao
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Eagle Creek CLO, Ltd.
[please print or type name of institution], as a Consenting Lender

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signor

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

Mill Creek CLO, Ltd.
[please print or type name of institution], as a Consenting Lender

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signor

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

GOLDMAN SACHS CREDIT PARTNERS LP
[please print or type name of institution], as a Consenting Lender

By:	/s/ Ashwin Ramakrishna
Name: Ashwin Ramakrishna
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

GOLDMAN SACHS LENDING PARTNERS LLC
[please print or type name of institution], as a Consenting Lender

By:	/s/ Ashwin Ramakrishna
Name: Ashwin Ramakrishna
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

CONFLUENT I LTD.
[please print or type name of institution], as a Consenting Lender

By:	/s/ J M BARKER
Name: J M BARKER
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

CONFLUENT 4 LIMITED, As Lender
By: Loomis, Sayles & Company, L.P., As Sub-Manager [please print or type name of institution], as a Consenting Lender

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

LOOMIS SAYLES CLO I, LTD, As Lender
By: Loomis, Sayles & Company, L.P., Its Collateral Manager [please print or type name of institution], as a Consenting Lender

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

MOUNTAIN VIEW CLO III Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

AMMC CLO III, LIMITED

By: American Money Management Corp., as Collateral Manager

as a Consenting Lender

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

STATIC LOAN FUNDING 2007-1 LTD
[please print or type name of institution], as a Consenting Lender

By:	/s/ Martin Cilavin
Name: Martin Cilavin
Title: Director

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

HARCH CLO II, LIMITED
[please print or type name of institution], as a Consenting Lender

By:	/s/ James DiDonato
Name: James DiDonato
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

CONSENTING LENDERS:

HARCH CLO III, LIMITED
[please print or type name of institution], as a Consenting Lender

By:	/s/ James DiDonato
Name: James DiDonato
Title: Authorized Signatory

Catalent – Amendment No. 3 to Credit Agreement

Schedule 2.01(a)(i)

Extended Dollar Term-1 Loans:    On file with the Administrative Agent

Non-Extended Dollar Term-1 Loans:    On file with the Administrative Agent

Catalent – Amendment No. 3 to Credit Agreement

Schedule 2.01(b)

Extended Euro Term Loans:    On file with the Administrative Agent

Non-Extended Euro Term Loans:    On file with the Administrative Agent

Catalent – Amendment No. 3 to Credit Agreement

Exhibit A

FORM OF

COMMITTED LOAN NOTICE

To:	Morgan Stanley Senior Funding, Inc., as Administrative Agent One Pierrepont Plaza, 7th Floor 300 Cadman Plaza West Brooklyn, New York 11201

Attention:     Administrative Agent Team, Loan Administration

Fax:               212-507-6680

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of April 10, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CATALENT PHARMA SOLUTIONS, INC., PTS INTERMEDIATE HOLDINGS LLC, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Collateral Agent and Swing Line Lender, Bank of America, N.A., as L/C Issuer and the Lenders from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower hereby requests (select one):

☐	A Borrowing of new Loans

☐	A conversion of Loans

☐	A continuation of Loans

to be made on the terms set forth below:

(A)	Class of Borrowing[1]

(B)	Date of Borrowing, conversion or continuation (which is a Business Day)

(C)	Principal amount

(D)	Type of Loan[2]

[1]	Extended Euro Term Borrowing, Extended Dollar Term-1 Borrowing, Non-Extended Euro Term Borrowing, Non-Extended Dollar Term-1 Borrowing, Dollar Term-2 Borrowing, Revolving Credit Borrowing.
[2]	Specify Eurocurrency Rate Loan or Base Rate Loan.

Catalent – Amendment No. 3 to Credit Agreement

(E)	Interest Period[1]

(F)	Currency of Loan[2]

The above request has been made to the Administrative Agent by telephone at 718-754-7291 / 7435.

[Remainder of Page Intentionally Blank]

[1]	Applicable for Eurocurrency Rate Loans only.

[2]	Applicable for Term Loans only.

Catalent – Amendment No. 3 to Credit Agreement

[The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, on the date of this Committed Loan Notice and on the date of the related Borrowing, the conditions to lending specified in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement have been satisfied.]1

CATALENT PHARMA SOLUTIONS, INC.

By:
Name:
Title:

[1]	Insert bracketed language if the Borrower is requesting a Borrowing of new Loans.

Catalent – Amendment No. 3 to Credit Agreement

Exhibit B

Amendments of the Credit Agreement

Catalent – Amendment No. 3 to Credit Agreement

EXHIBIT B

UNOFFICIAL CONFORMED COPY

Through Amendment No. ~~2~~3; Schedules and Exhibits to be Conformed

CREDIT AGREEMENT

Dated as of April 10, 2007

among

PTS ACQUISITION CORP.

(TO BE MERGED WITH AND INTO CARDINAL HEALTH 409, INC.),

as Borrower,

PTS INTERMEDIATE HOLDINGS LLC,

as Holdings,

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent, Collateral Agent and Swing Line Lender,

BANK OF AMERICA, N.A.,

as L/C Issuer,

and

THE OTHER LENDERS PARTY HERETO

GOLDMAN SACHS CREDIT PARTNERS L.P.,

as Syndication Agent,

BANK OF AMERICA, N.A.,

BEAR STEARNS CORPORATE LENDING INC. AND

GENERAL ELECTRIC CAPITAL CORPORATION,

as Documentation Agents,

MORGAN STANLEY SENIOR FUNDING, INC. AND

GOLDMAN SACHS CREDIT PARTNERS, L.P.,

as Joint Lead Arrangers,

and

MORGAN STANLEY SENIOR FUNDING, INC.,

GOLDMAN SACHS CREDIT PARTNERS, L.P.,

BANK OF AMERICA, N.A. AND

BEAR STEARNS CORPORATE LENDING INC.,

as Joint Bookrunners

TABLE OF CONTENTS

Page
ARTICLE I

Definitions and Accounting Terms

SECTION 1.01. Defined Terms	2
SECTION 1.02. Other Interpretive Provisions	~~60~~64
SECTION 1.03. Accounting Terms	~~61~~65
SECTION 1.04. Rounding	~~61~~65
SECTION 1.05. References to Agreements, Laws, Etc	~~61~~65
SECTION 1.06. Times of Day	~~61~~66
SECTION 1.07. Timing of Payment or Performance	~~61~~66
SECTION 1.08. Currency Equivalents Generally	~~62~~66

ARTICLE II

The Commitments and Credit Extensions

SECTION 2.01. The Loans	~~63~~67
SECTION 2.02. Borrowings, Conversions and Continuations of Loans	~~64~~68
SECTION 2.03. Letters of Credit	~~67~~72
SECTION 2.04. Swing Line Loans	~~76~~80
SECTION 2.05. Prepayments	~~79~~84
SECTION 2.06. Termination or Reduction of Commitments	~~83~~89
SECTION 2.07. Repayment of Loans	~~84~~90
SECTION 2.08. Interest	~~85~~91
SECTION 2.09. Fees	~~86~~92
SECTION 2.10. Computation of Interest and Fees	~~87~~93
SECTION 2.11. Evidence of Indebtedness	~~87~~93
SECTION 2.12. Payments Generally	~~88~~94
SECTION 2.13. Sharing of Payments	~~90~~96
SECTION 2.14. Incremental Credit Extensions	~~90~~96
SECTION 2.15. Conversion of Revolving Credit Loans, etc.	~~92~~98
SECTION 2.16. Extensions of Revolving Credit Loans and Revolving Credit Commitments	~~93~~99
SECTION 2.17. Conversion of Term Loans.	102
SECTION 2.18. Extensions of Term Loans	102
SECTION 2.19. Refinancing Term Loans.	104

ARTICLE III

Taxes, Increased Costs Protection and Illegality

SECTION 3.01. Taxes	~~96~~105
SECTION 3.02. Illegality	~~98~~108

i

SECTION 3.03. Inability to Determine Rates	~~98~~108
SECTION 3.04. Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans	~~99~~109
SECTION 3.05. Funding Losses	~~100~~110
SECTION 3.06. Matters Applicable to All Requests for Compensation	~~101~~111
SECTION 3.07. Replacement of Lenders under Certain Circumstances	~~102~~112
SECTION 3.08. Survival	~~103~~113

ARTICLE IV

Conditions Precedent to Credit Extensions

SECTION 4.01. Conditions of Initial Credit Extension	~~103~~113
SECTION 4.02. Conditions to All Credit Extensions	~~105~~115

ARTICLE V

Representations and Warranties

SECTION 5.01. Existence, Qualification and Power; Compliance with Laws	~~106~~116
SECTION 5.02. Authorization; No Contravention	~~106~~116
SECTION 5.03. Governmental Authorization; Other Consents	~~107~~117
SECTION 5.04. Binding Effect	~~107~~117
SECTION 5.05. Financial Statements; No Material Adverse Effect	~~107~~117
SECTION 5.06. Litigation	~~108~~118
SECTION 5.07. No Default	~~109~~118
SECTION 5.08. Ownership of Property; Liens	~~109~~118
SECTION 5.09. Environmental Compliance	~~109~~119
SECTION 5.10. Taxes	~~110~~120
SECTION 5.11. ERISA Compliance	~~110~~120
SECTION 5.12. Subsidiaries; Equity Interests	~~111~~121
SECTION 5.13. Margin Regulations; Investment Company Act	~~111~~121
SECTION 5.14. Disclosure	~~111~~121
SECTION 5.15. Intellectual Property; Licenses, Etc.	~~112~~121
SECTION 5.16. Solvency	~~112~~122
SECTION 5.17. Subordination of Junior Financing	~~112~~122

ARTICLE VI

Affirmative Covenants

SECTION 6.01. Financial Statements	~~112~~122
SECTION 6.02. Certificates; Other Information	~~113~~123
SECTION 6.03. Notices	~~115~~125
SECTION 6.04. Payment of Obligations	~~115~~125
SECTION 6.05. Preservation of Existence, Etc.	~~116~~125
SECTION 6.06. Maintenance of Properties	~~116~~126

SECTION 6.07. Maintenance of Insurance	~~116~~126
SECTION 6.08. Compliance with Laws	~~116~~126
SECTION 6.09. Books and Records	~~116~~126
SECTION 6.10. Inspection Rights	~~116~~126
SECTION 6.11. Covenant to Guarantee Obligations and Give Security	~~117~~127
SECTION 6.12. Compliance with Environmental Laws	~~119~~128
SECTION 6.13. Further Assurances and Post-Closing Conditions	~~119~~129
SECTION 6.14. Designation of Subsidiaries	~~120~~130
SECTION 6.15. Post-Closing Matters	~~120~~130

ARTICLE VII

Negative Covenants

SECTION 7.01. Liens	~~121~~131
SECTION 7.02. Investments	~~125~~135
SECTION 7.03. Indebtedness	~~129~~138
SECTION 7.04. Fundamental Changes	~~133~~143
SECTION 7.05. Dispositions	~~134~~144
SECTION 7.06. Restricted Payments	~~136~~146
SECTION 7.07. Change in Nature of Business	~~140~~150
SECTION 7.08. Transactions with Affiliates	~~140~~150
SECTION 7.09. Burdensome Agreements	~~141~~151
SECTION 7.10. Use of Proceeds	~~141~~151
SECTION 7.11. Accounting Changes	~~142~~152
SECTION 7.12. Prepayments, Etc. of Indebtedness	~~142~~152
SECTION 7.13. Equity Interests of Certain Restricted Subsidiaries	~~142~~152

ARTICLE VIII

Events of Default and Remedies

SECTION 8.01. Events of Default	~~143~~153
SECTION 8.02. Remedies Upon Event of Default	~~145~~155
SECTION 8.03. Exclusion of Immaterial Subsidiaries	~~146~~156
SECTION 8.04. Application of Funds	~~146~~156

ARTICLE IX

Administrative Agent and Other Agents

SECTION 9.01. Appointment and Authorization of Agents	~~147~~157
SECTION 9.02. Delegation of Duties	~~148~~158
SECTION 9.03. Liability of Agents	~~148~~158
SECTION 9.04. Reliance by Agents	~~149~~159
SECTION 9.05. Notice of Default	~~149~~159
SECTION 9.06. Credit Decision; Disclosure of Information by Agents	~~150~~160

SECTION 9.07. Indemnification of Agents	~~150~~160
SECTION 9.08. Agents in their Individual Capacities	~~151~~161
SECTION 9.09. Successor Agents	~~151~~161
SECTION 9.10. Administrative Agent May File Proofs of Claim	~~152~~162
SECTION 9.11. Collateral and Guaranty Matters	~~152~~162
SECTION 9.12. Other Agents; Arrangers and Managers	~~153~~164
SECTION 9.13. Appointment of Supplemental Administrative Agents	~~154~~164

ARTICLE X

Miscellaneous

SECTION 10.01. Amendments, Etc.	~~155~~165
SECTION 10.02. Notices and Other Communications; Facsimile Copies	~~157~~167
SECTION 10.03. No Waiver; Cumulative Remedies	~~158~~168
SECTION 10.04. Attorney Costs and Expenses	~~158~~168
SECTION 10.05. Indemnification by the Borrower	~~159~~169
SECTION 10.06. Payments Set Aside	~~160~~170
SECTION 10.07. Successors and Assigns	~~160~~170
SECTION 10.08. Confidentiality	~~164~~174
SECTION 10.09. Setoff	~~165~~175
SECTION 10.10. Interest Rate Limitation	~~165~~176
SECTION 10.11. Counterparts	~~166~~176
SECTION 10.12. Integration	~~166~~176
SECTION 10.13. Survival of Representations and Warranties	~~166~~176
SECTION 10.14. Severability	~~166~~176
SECTION 10.15. Tax Forms	~~166~~177
SECTION 10.16. GOVERNING LAW	~~168~~178
SECTION 10.17. WAIVER OF RIGHT TO TRIAL BY JURY	~~169~~179
SECTION 10.18. Binding Effect	~~169~~179
SECTION 10.19. Judgment Currency	~~169~~179
SECTION 10.20. Lender Action	~~170~~180
SECTION 10.21. USA PATRIOT Act	~~170~~180
SECTION 10.22. Agent for Service of Process	~~170~~180

SCHEDULES

1	Guarantors
1.01A	Certain Security Interests and Guarantees
1.01B	Unrestricted Subsidiaries
1.01C	Mandatory Cost
1.01D	Excluded Subsidiaries
2.01(a)(i)	Dollar Term-1 Commitment
2.01(a)(ii)	Dollar Term-2 Commitment
2.01(b)	Euro Term Commitment
2.01(c)	Revolving Credit Commitment
2.03(a)(ii)(B)	Certain Letters of Credit

CREDIT AGREEMENT

This CREDIT AGREEMENT (“Agreement”) is entered into as of April 10, 2007, among PTS ACQUISITION CORP. (“Acquisition Sub” and, prior to the Acquisition (as defined below), the “Borrower”), a Delaware corporation to be merged with and into CARDINAL HEALTH 409, INC., a Delaware corporation (“Cardinal” and, after the Acquisition, the “Borrower”), PTS INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings”), MORGAN STANLEY SENIOR FUNDINC, INC., as Administrative Agent, Collateral Agent and Swing Line Lender, BANK OF AMERICA, N.A., as L/C Issuer, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”).

PRELIMINARY STATEMENTS

Pursuant to the Purchase Agreement (as this and other capitalized terms used in these preliminary statements are defined in Section 1.01 below), Acquisition Sub will merge (the “Acquisition”) with and into Cardinal (which owns, directly or indirectly, all of the Equity Interest of the Transferred Entities), with (i) the consideration for the Acquisition being paid, (ii) Cardinal surviving as a wholly owned subsidiary of Holdings and (iii) Cardinal assuming by operation of law all of the Obligations of Acquisition Sub under this Agreement and the other Loan Documents (and all references herein and in the other Loan Documents to the term “Borrower” shall thereupon be deemed to be references to Cardinal).

The Borrower has requested that simultaneously with the consummation of the Acquisition, the Lenders extend credit to the Borrower in the form of (i) Dollar Term-1 Loans in an initial aggregate principal Dollar Amount of $1,060,000,000, (ii) Euro Term Loans in an aggregate principal Euro Amount of €265,000,000 and (iii) Revolving Credit Commitments in an initial aggregate principal Dollar Amount of ~~$350,000,000 (the “Revolving Credit Facility”).~~350,000,000. The Revolving Credit Facility may include one or more Swing Line Loans and one or more Letters of Credit from time to time.

The proceeds of the Term Loans and the Initial Revolving Borrowing (to the extent permitted in accordance with the definition of the term “Permitted Initial Revolving Borrowing Purposes”), together with the proceeds of (i) the issuance of the High Yield Notes and (ii) the Equity Contribution, will be used to finance the Transaction and the Transaction Expenses. The proceeds of Revolving Credit Loans made after the Closing Date will be used for working capital and other general corporate purposes of the Borrower and its Subsidiaries, including the financing of Permitted Acquisitions. Swing Line Loans and Letters of Credit will be used for general corporate purposes of the Borrower and its Subsidiaries.

The applicable Lenders have indicated their willingness to lend, and the L/C Issuer has indicated its willingness to issue Letters of Credit, in each case, on the terms and subject to the conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

“Agreement” means this Credit Agreement.

“Agreement Currency” has the meaning specified in Section 10.19.

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of June 1, 2011 among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” means June 1, 2011.

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of February 17, 2012, among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 2 Effective Date” has the meaning specified in Amendment No. 2. For the avoidance of doubt, the Amendment No. 2 Effective Date constitutes an Incremental Facility Closing Date hereunder.

“Amendment No. 3” means Amendment No. 3 to this Agreement, dated as of [—], 2012 among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 3 Effective Date” means [—], 2012.

“Applicable Rate” means:

(a) in respect of the Non-Extended Dollar Term-1 Facility~~,~~ and Non-Extended Euro Term ~~Facility and Revolving Tranche-1~~ Facility, a percentage per annum equal to the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate

~~Applicable Rate~~

Pricing Level	Total Leverage Ratio	~~Eurocurrency Rate for Revolving Tranche-1 Loans and Letter of Credit Fees~~		~~Base Rate for Revolving Tranche-1 Loans~~		~~Commitment Fee Rate~~		Eurocurrency Rate for Non-Exten ded Dollar Term-1 Loans and Non-Exten ded Euro Term Loans		Base Rate for Non-Extended Dollar Term-1 Loans and Non-Extended Euro Term Loans
1	> 5.0:1.0	~~2.25~~	~~%~~	~~1.25~~	~~%~~	~~0.50~~	~~%~~	~~2.25~~	~~%~~	1.25%

2	< 5.0:1.0 but	~~2.25~~	~~%~~	~~1.25~~	~~%~~	~~0.50~~	~~%~~	2.00%	1.00%
	> 4.0:1.0
3	< 4.0:1.0	~~2.00~~	~~%~~	~~1.00~~	~~%~~	~~0.375~~	~~%~~	1.75%	0.75%

(b) in respect of the Extended Dollar Term-~~2~~1 Loans and Extended Euro Term Loans, a percentage per annum equal to (i) in the case of Eurocurrency Rate Loans, 4.00% and (ii) in the case of Base Rate Loans, 3.00%;

(c) in respect of the Dollar Term-2 Loans, a percentage per annum equal to (i) in the case of Eurocurrency Rate Loans, 4.00% and (ii) in the case of Base Rate Loans, 3.00%;

(d) in respect of the Revolving ~~Tranche-2~~Credit Facility, a percentage per annum equal to the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate

Pricing Level	Total Leverage Ratio	Eurocurrency Rate for Revolving ~~Tranche-2~~Credit Loans and Letter of Credit Fees	Base Rate for Revolving ~~Tranche-2~~Credit Loans	Commitment Fee Rate
1	> 5.0:1.0	3.75%	2.75%	0.50%
2	< 5.0:1.0 but	3.75%	2.75%	0.50%
	> 4.0:1.0
3	< 4.0:1.0	3.50%	2.50%	0.375%

Any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that at the option of the Administrative Agent or the Required Lenders, Pricing Level 1 shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default under Section 8.01(a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).

“Casualty Event” means any event that gives rise to the receipt by the Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.

“Change of Control” means the earliest to occur of

(a) ~~(a)~~ the Permitted Holders ceasing to have the power, directly or indirectly, to vote or direct the voting of securities having a majority of the ordinary voting power for the election of directors of Holdings; provided that the occurrence of the foregoing event shall not be deemed a Change of Control if,

(i) any time prior to the consummation of a Qualifying IPO, and for any reason whatsoever, (A) the Permitted Holders otherwise have the right, directly or indirectly, to designate (and do so designate) a majority of the board of directors of Holdings at such time or (B) the Permitted Holders own a majority of the outstanding voting Equity Interests of Holdings at such time, or

(ii) at any time upon or after the consummation of a Qualifying IPO, and for any reason whatsoever, (A) no “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), excluding the Permitted Holders, shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Act), directly or indirectly, of more than the greater of (x) thirty-five percent (35%) of the then outstanding voting stock of Holdings, and (y) the percentage of the then outstanding voting stock of Holdings owned, directly or indirectly, beneficially by the Permitted Holders, and (B) during each period of twelve (12) consecutive months, the board of directors of Holdings shall consist of a majority of the Continuing Directors; or

(b) ~~(b)~~ any “Change of Control” (or any comparable term) in any document pertaining to the High Yield Notes, the Permitted Refinancing thereof, or any Junior Financing with an aggregate outstanding principal amount in excess of the Threshold Amount, or

(c) ~~(c)~~ at any time prior to a Qualifying IPO of the Borrower, the Borrower ceasing to be a direct wholly owned subsidiary of (i) Holdings or (ii) if any Intermediate Holding Company is formed, the Intermediate Holding Company that is a direct parent of the Borrower.

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Revolving ~~Tranche~~Credit Lenders, Extended Dollar Term-1 Lenders, ~~Revolving Tranche-2 Lenders,~~Non-Extended Dollar Term-1 Lenders, Dollar Term-2 Lenders, Extended Euro Term Lenders, Non-Extended Euro Term Lenders or any Extended Lenders in respect of the same Extension Series or Refinancing Term Lenders in respect of a Refinancing Term Facility, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving ~~Tranche-1 Commitments, Revolving Tranche-~~2Credit Commitments, Dollar Term-1

Commitments, Dollar Term-2 Commitments, Euro Term Commitments or an Extended Revolving Credit Commitment (of the same Extension Series) and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving ~~Tranche-1~~Credit Loans, ~~Revolving Tranche-2 Loans,~~Extended Dollar Term-1 Loans, Non-Extended Dollar Term-1 Lenders, Dollar Term-2 Loans, Extended Euro Term Loans, Non-Extended Euro Term Loans or Extended Revolving Credit Loans (of the same Extension Series) or Refinancing Term Loans in respect of a Refinancing Term Facility.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 4.01.

“Closing Date Material Adverse Effect” means any event, circumstance, change or effect that has or would reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of the Transferred Entities, taken as a whole; provided, however, that no change or effect arising out of or resulting from any of the following shall be deemed by itself or by themselves, either alone or in combination, to constitute or contribute to a Closing Date Material Adverse Effect (except in the case of clauses (i) through (iv) to the extent that such event, circumstance, change or effect has had a disproportionate effect on the Transferred Entities, taken as a whole, as compared to other companies in the industries in which the Transferred Entities conduct their business): (i) general changes affecting the pharmaceutical, pharmaceutical distribution and/or pharmaceutical technology industries in which the Transferred Entities operate; (ii) general political or economic conditions or changes therein (including the commencement, continuation or escalation of a war, material armed hostilities or other material internal or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God); (iii) general financial or capital market conditions, including interest rates or currency exchange rates, or changes therein; (iv) any changes in applicable Law (as defined in the Purchase Agreement) or GAAP (as defined in the Purchase Agreement) or other accounting standards, or authoritative interpretations thereof, from and after January 25, 2007; (v) the announcement of the potential sale of the Business (as defined in the Purchase Agreement), the negotiation, execution, announcement, existence or performance of the Purchase Agreement or the transactions contemplated by the Purchase Agreement; the consummation of the transactions contemplated by the Purchase Agreement; or changes or actions resulting from any of the foregoing, including any change in the relationships of the Transferred Entities with their customers, suppliers or employees; (vi) subject to the Commitment Letter, any action or omission required pursuant to the terms of the Purchase Agreement, or pursuant to the express written request of the Borrower; and (vii) any failure of the Seller, the Transferred Entities or the Business (as defined in the Purchase Agreement) to meet financial projections or any estimates of revenues or earnings; provided that the exception in this clause (vii) shall not prevent or otherwise affect a determination that any change or effect underlying such failure has resulted in, or contributed to, a Closing Date Material Adverse Effect so long as it is not excluded by clauses (i) through (vi) above.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and rules and regulations related thereto.

“Collateral” means all the “Collateral” as defined in any Collateral Document and shall include the Mortgaged Properties.

participation is held), and (b) with respect to any Loan or Commitment denominated in Euros, the principal amount thereof then outstanding in Euros, converted to Dollars in accordance with Section 1.08.

“Dollar Refinanced Term Loans” has the meaning specified in Section 10.01.

“Dollar Replacement Term Loans” has the meaning specified in Section 10.01.

“Dollar Term Borrowing” means a Dollar Term-1 Borrowing and/or Dollar Term-2 Borrowing, as the context may require.

“Dollar Term Commitment” means a Dollar Term-1 Commitment and/or a Dollar Term-2 Commitment, as the context may require.

“Dollar Term Lender” means a Dollar Term-1 Lender and/or a Dollar Term-2 Lender, as the context may require.

“Dollar Term Loan” means a Dollar Term-1 Loan and/or a Dollar Term-2 Loan, as the context may require.

“Dollar Term-1 Borrowing” means a borrowing pursuant to Section 2.01(a)(i) consisting of Extended Dollar Term-1 Loans and Non-Extended Dollar Term-1 Loans of the same Type made by the Dollar Term-1 Lenders and, in the case of Eurocurrency Rate Loans, having the same Interest Period.

“Dollar Term- 1 Commitment” means, as to each Dollar Term-1 Lender, its obligation to make a Extended Dollar Term- 1 Loan or Non-Extended Dollar Term-1 Loan to the Borrower pursuant to Section 2.01(a)(i) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01(a)(i) under the caption “Extended Dollar Term-1 Commitment” or “Non-Extended Dollar Term-1 Commitment” or in the Assignment and Assumption pursuant to which such Dollar Term-1 Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate amount of the Dollar Term-1 Commitments is $1,060,000,000.

“Dollar Term-1 Facility” means, at any time, the ~~aggregate amount of the Dollar Term-1 Lenders’ Dollar Term-1 Commitments at such time~~Extended Dollar Term-1 Facility or Non-Extended Dollar Term-1 Facility, as the context may require.

“Dollar Term-1 Lender” means, at any time, any Lender that has a Extended Dollar Term-1 Commitment ~~or a~~, Non-Extended Dollar Term-1 Commitment, Extended Dollar Term-1 Loan or a Non-Extended Dollar Term-1 Loan at such time.

“Dollar Term-1 Loan” means a Loan made pursuant to Section 2.01(a)(i).

“Dollar Term-2 Borrowing” means a borrowing pursuant to Section 2.01(a)(ii) consisting of Dollar Term-2 Loans of the same Type made by the Dollar Term-2 Lenders and, in the case of Eurocurrency Rate Loans, having the same Interest Period.

expected to be, in “at-risk” status (within the meaning of Section 303(i)(4)(A) of ERISA or Section 430(i)(4)(A) of the Code).

“Euro” and “EUR” means the lawful single currency of the European Union.

“Euro Amount” means, at any time, (a) with respect to any Loan or Commitment denominated in Euros, the principal amount thereof then outstanding, and (b) with respect to any Loan or Commitment denominated in Dollars, the principal amount thereof then outstanding in Dollars, converted to Euros in accordance with Section 1.08.

“Euro Refinanced Term Loans” has the meaning specified in Section 10.01.

“Euro Replacement Term Loans” has the meaning specified in Section 10.01.

“Euro Term Borrowing” means ~~a borrowing consisting of Euro Term Loans of the same Type and currency and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Euro Term Lenders pursuant to Section 2.01(b).~~an Extended Euro Term Borrowing and/or a Non-Extended Euro Term Borrowing, as the context may require.

~~“Euro Term Commitment” means, as to each Euro Term Lender, its obligation to make a Euro Term Loan to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01(b) under the caption “Euro Term Commitment” or in the Assignment and Assumption pursuant to which such Euro Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate amount of the Euro Term Commitments is the Euro Amount of €265,000,000.~~

~~“Euro Term Lender “ means, at any time, any Lender that has a Euro Term Commitment or a Euro Term Loan at such time.~~

~~“Euro Term Loan” means a Loan made pursuant to Section 2.01(b)~~

“Euro Term Commitment” means an Extended Euro Term Commitment and/or a Non-Extended Euro Term Commitment, as the context may require.

“Euro Term Lender” means an Extended Euro Term Lender and/or a Non-Extended Euro Term Lender, as the context may require.

“Euro Term Loan” means an Extended Euro Term Loan and/or a Non-Extended Euro Term Loan, as the context may require.

“Euro Term Note” means ~~a promissory note of the Borrower payable to any Euro Term Lender or its registered assigns, in substantially the form of Exhibit C-2 hereto, evidencing the aggregate Indebtedness of the Borrower to such Euro Term Lender resulting from the Euro Term Loans made by such Euro Term Lender.~~an Extended Euro Term Note and/or a Non-Extended Euro Term Note, as the context may require.

“Eurocurrency Rate” means, for any Interest Period with respect to any Eurocurrency Rate Loan:

(a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Dow Jones Market screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, or, if different, the date on which quotations would customarily be provided by leading banks in the London Interbank Market for deposits of amounts in the relevant currency for delivery on the first day of such Interest Period, or

(b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, or, if different, the date on which quotations would customarily be provided by leading banks in the London Interbank Market for deposits of amounts in the relevant currency for delivery on the first day of such Interest Period, or

(c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by the Administrative Agent and with a term equivalent to such Interest Period would be offered by a London Affiliate of the Administrative Agent to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period or, if different, the date on which quotations would customarily be provided by leading banks in the London Interbank Market for deposits of amounts in the relevant currency for delivery on the first day of such Interest Period

(d) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on Telerate page 248 (or any successor thereto) for deposits in Euros (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (Brussels time) two (2) Business Days prior to the first day of such Interest Period, or, if different, the date on which quotations would customarily be provided by leading banks in the European interbank market for deposits of amounts in Euros for delivery on the first day of such Interest Period, or

10:00 a.m. (New York City time) on such date for the purchase of Dollars for delivery two Business Days later.

“Excluded Subsidiary” means (a) any Subsidiary that is not a wholly owned Subsidiary, (b) any Securitization Subsidiary, (c) each Subsidiary listed on Schedule 1.01D hereto, (d) any Subsidiary that is prohibited by applicable Law from guaranteeing the Obligations, (e) any Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary, (f) any Restricted Subsidiary acquired pursuant to a Permitted Acquisition financed with secured Indebtedness incurred pursuant to Section 7.03(g) and each Restricted Subsidiary thereof that guarantees such Indebtedness; provided that each such Restricted Subsidiary shall cease to be an Excluded Subsidiary under this clause (f) if such secured Indebtedness is repaid or becomes unsecured or if such Restricted Subsidiary ceases to guarantee such secured Indebtedness, as applicable, (g) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Borrower), the cost or other consequences (including any adverse tax consequences) of providing a Guarantee shall be excessive in view of the benefits to be obtained by the Lenders therefrom and (h) each Unrestricted Subsidiary.

“Existing Class” shall mean each Class of Existing Revolving Credit Loans and Existing Revolving Credit Commitments and each Existing Term Loan Class.

“Existing Revolving Credit Commitment” has the meaning specified in Section 2.16(a).

“Existing Revolving Credit Loans” has the meaning specified in Section 2.16(a).

“Existing Term Loan Class” has the meaning specified in Section 2.18(a).

“Extended Dollar Term-1 Borrowing” means a borrowing consisting of Extended Dollar Term-1 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period, made by each of the Extended Dollar Term-1 Lenders, pursuant to Section 2.01(a)(i) and Section 2.17(a).

“Extended Dollar Term-1 Commitment” means, as to each Extended Dollar Term-1 Lender, its obligation to make Extended Dollar Term- 1 Loans to the Borrower pursuant to Section 2.01(a)(i) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01(a)(i) under the caption “Extended Dollar Term-1 Commitment” or in the Assignment and Assumption pursuant to which such Extended Dollar Term-1 Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Extended Dollar Term-1 Facility” means, at any time, the aggregate amount of the Extended Dollar Term-1 Lenders’ Extended Dollar Term-1 Commitments at such time.

“Extended Dollar Term-1 Lender” means at any time, any Lender that has an Extended Dollar Term-1 Loan at such time.

“Extended Dollar Term-1 Loan” means a Loan made pursuant to Section 2.01(a)(i) that has been converted into an Extended Dollar Term-1 Loan pursuant to Section 2.17(a).

“Extended Dollar Term-1 Note” means a promissory note made by the Borrower payable to any Extended Dollar Term-1 Lender or its registered assigns, in substantially the form of Exhibit C-1, evidencing the aggregate Indebtedness of the Borrower to such Extended Dollar Term-1 Lender resulting from the Extended Dollar Term-1 Loans made by such Extended Dollar Term-1 Lender.

“Extended Euro Term Borrowing” means a borrowing consisting of Extended Euro Term Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period, made by each of the Extended Euro Term Lenders, pursuant to Section 2.01(b) and Section 2.17(c).

“Extended Euro Term Commitment” means, as to each Extended Euro Term Lender, its obligation to make Extended Euro Term Loans to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01(b) under the caption “Extended Euro Term Commitment” or in the Assignment and Assumption pursuant to which such Extended Euro Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Extended Euro Term Lender” means at any time, any Lender that has a Extended Euro Term Loan at such time.

“Extended Euro Term Loan” means a Loan made pursuant to Section 2.01(b) that has been converted into an Extended Euro Term Loan pursuant to Section 2.17(c).

“Extended Euro Term Note” means a promissory note made by the Borrower payable to any Extended Euro Term Lender or its registered assigns, in substantially the form of Exhibit C-2, evidencing the aggregate Indebtedness of the Borrower to such Extended Euro Term Lender resulting from the Extended Euro Term Loans made by such Extended Euro Term Lender.

“Extended Revolving Credit Commitment” has the meaning specified in Section 2.16(a).

“Extended Revolving Credit Loans” has the meaning specified in Section 2.16(a).

“Extended Term Loans” has the meaning specified in Section 2.18(a).

“Extending Lender” has the meaning specified in Section 2.16(b).

“Extending Term Lender” has the meaning specified in Section 2.18(b).

“Extension Agreement” has the meaning specified in Section 2.16(c).

“Extension Election” has the meaning specified in Section 2.16(b).

“Extension Series “ shall mean all Extended Revolving Credit Commitments that are established pursuant to the same Extension Agreement (or any subsequent Extension Agreement to the extent such Extension Agreement expressly provides that the Extended Revolving Credit Commitments, provided or therein are intended to be a part of any previously established Extension Series) and that provide for the same interest margins, extension fees, if any, and amortization schedule.

“Facility” means the Dollar Term-1 Loans, Dollar Term-2 Loans, the Euro Term Loans, the Letter of Credit Sublimit, the Revolving ~~Tranche-1 Facility, Revolving Tranche-2~~Credit Facility and/or any Extended Revolving Credit Commitments of the same Extension Series, as the context may require.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

“First Lien Intercreditor Agreement” means an intercreditor agreement between the Collateral Agent and one or more collateral agents or representatives for the holders of Permitted Other Debt issued pursuant to Section 7.03(u) that is intended to be secured on a pari passu basis with the Obligations.

“Foreign Casualty Event” has the meaning specified in Section 2.05(b).

“Foreign Disposition” has the meaning specified in Section 2.05(b).

“Foreign Lender” has the meaning specified in Section 10.15(a)(i).

“Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by, or entered into with, any Loan Party or any Subsidiary with respect to employees employed outside the United States.

“Foreign Subsidiary” means any direct or indirect Restricted Subsidiary of the Borrower which is not a Domestic Subsidiary.

“Foreign Subsidiary Total Assets” means the total assets of the Foreign Subsidiaries, as determined in accordance with GAAP in good faith by a Responsible Officer, without intercompany eliminations.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the applicable Honor Date or refinanced as a Revolving Credit Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

“L/C Issuer” means Bank of America, N.A. and any other Lender that becomes an L/C Issuer in accordance with Section 2.03(j) or 10.07(j), in each case, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

“L/C Obligation” means, as at any date of determination, the aggregate maximum amount then available to be drawn under all outstanding Letters of Credit (whether or not such maximum amount is then in effect under any such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit) plus the aggregate of all Unreimbursed Amounts in respect of Letters of Credit, including all L/C Borrowings.

“Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes an L/C Issuer and the Swing Line Lender, and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender”.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Letter of Credit” means any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer.

“Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving ~~Tranche-1 Facility (or, if such day is not a Business Day, the next preceding Business Day); provided that in the case of any Revolving Tranche-2 Letter of Credit, if the Revolving Tranche -2 Condition with respect thereto is satisfied, the Letter of Credit Expiration Date of such Letter of Credit shall be the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving Tranche-2~~ Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $100,000,000 and (b) the aggregate amount of the Revolving Credit Commitments.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any

“Material Foreign Subsidiary” means, at any date of determination, each of the Borrower’s Foreign Subsidiaries (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 5% of the Total Assets of the Borrower and the Restricted Subsidiaries at such date or (b) whose gross revenues for such Test Period were equal to or greater than 5% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that “Material Foreign Subsidiary” shall also include any of the Borrower’s Subsidiaries selected by the Borrower which is required to ensure that all Material Foreign Subsidiaries have in the aggregate (i) total assets at the last day of the most recent Test Period that were equal to or greater than 95% of the total assets of the Borrower and the Restricted Subsidiaries that are Foreign Subsidiaries at such date and (ii) gross revenues for such Test Period that were equal to or greater than 95% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries that are Foreign Subsidiaries for such period, in each case determined in accordance with GAAP.

“Material Real Property” means any real property owned by any Loan Party with a book value in excess of $15,000,000.

“Material Subsidiary” means any Material Domestic Subsidiary or any Material Foreign Subsidiary.

“Maturity Date” means (a) (1) with respect to the ~~Revolving Tranche-1 Facility, the sixth anniversary of the Closing Date; (b) (i) with respect to the~~Non-Extended Dollar Term~~-1~~ Loans and the Non-Extended Euro Term~~-1~~ Loans, the seventh anniversary of the Closing Date ~~and~~, (~~ii~~2) with respect to the Dollar Term -2 Loans and the Euro Term-2 Loans, the earlier of (~~A~~i) September 15, 2017 and (ii) the 91st day prior to the maturity of the Senior Subordinated Notes or any Permitted Refinancing thereof; provided such Senior Subordinated Notes have an outstanding aggregate principal amount in excess of $100,000,000~~; (c~~ and (3) with respect to the Extended Dollar Term-1 Loans and the Extended Euro Term Loans, the earlier of (i) September 15, 2016 and (ii) the 91st day prior to the maturity of the Senior Notes or any Permitted Refinancing thereof; provided such Senior Notes have an outstanding aggregate principal amount in excess of $100,000,000; (b) with respect to the Revolving ~~Tranche-2~~Credit Facility, the earliest of (i) the ninth anniversary of the Closing Date, (ii) the 91st day prior to the maturity of the Senior Notes or any Permitted Refinancing thereof; provided such Senior Notes have an outstanding aggregate principal amount in excess of $100,000,000, (iii) the 91st day prior to the maturity of the Senior Subordinated Notes or any Permitted Refinancing thereof; provided such Senior Subordinated Notes have an outstanding aggregate principal amount in excess of $40,000,000, (iv) the 91st day prior to the Maturity Date with respect to the Dollar Term Loans, the Euro Term Loans or the Incremental Term Loans; provided such Dollar Term Loans, Euro Term Loans and the Incremental Term Loans have an outstanding aggregate principal amount in excess of $345,000,000, (v) the 91st day prior to the maturity of any unsecured Indebtedness for borrowed money incurred after the Amendment No. 1 Effective Date that has a scheduled maturity date earlier than the 91st day following the ninth anniversary of the Closing Date; provided such Indebtedness for borrowed money has an outstanding aggregate principal amount in excess of $100,000,000, (vi) the sixth anniversary of the Closing Date or if later, the first day on which the event described in the proviso to this clause (vi) occurs, provided that the aggregate principal amount of the Senior Notes (or any Permitted Refinancing thereof) prepaid, repaid, redeemed, purchased, defeased or otherwise satisfied other than with proceeds of debt financing (excluding any Revolving Credit Facility) or Permitted Equity Issuance since May 25, 2011 exceeds $100,000,000, and (vii) the sixth anniversary of the Closing Date or if later, the first day on which the event described in the proviso to this clause (vii) occurs, provided that the aggregate principal amount of the Senior Subordinated Notes (or any Permitted Refinancing thereof) prepaid, repaid, redeemed, purchased, defeased or otherwise satisfied other than with proceeds of debt financing (excluding any Revolving Credit Facility) or Permitted Equity Issuance since May 25, 2011 exceeds $40,000,000; and (~~d~~c) with respect to any Extension Series of Extended Revolving Credit Commitments, the maturity date related to such Extension Series. If any such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day.

“Maximum Rate” has the meaning specified in Section 10.10.

“Minority Investment” means any person (other than a Subsidiary) in which the Borrower or any Restricted Subsidiary owns capital stock.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage” means collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Administrative agent on behalf of the Lenders in form and substance reasonably satisfactory to the Administrative Agent, and any other mortgages executed and delivered pursuant to Section 6.11.

“Mortgage Policies” has the meaning specified in Section 6.13(b)(ii).

“Mortgaged Properties” has the meaning specified in paragraph (g) of the definition of Collateral and Guarantee Requirement.

“MSSF” means Morgan Stanley Senior Funding, Inc.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the period since January 1, 2003, has made or been obligated to make contributions.

“Net Cash Proceeds” means:

(a) with respect to the Disposition of any asset by the Borrower or any Restricted Subsidiary or any Casualty Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of the Borrower or any Restricted Subsidiary) over (ii) the sum of (A) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness that is secured by the asset subject to such Disposition or Casualty Event

“Non-Extended Dollar Term-1 Borrowing” means a borrowing consisting of Non-Extended Dollar Term-1 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period, made by each of the Non-Extended Dollar Term-1 Lenders, pursuant to Section 2.01(a) and Section 2.17(b).

“Non-Extended Dollar Term-1 Commitment” means, as to each Non-Extended Dollar Term-1 Lender, its obligation to make Non-Extended Dollar Term-1 Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01(a)(i) under the caption “Non-Extended Dollar Term-1 Commitment” or in the Assignment and Assumption pursuant to which such Non-Extended Dollar Term-1 Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Non-Extended Dollar Term-1 Facility” means, at any time, the aggregate amount of the Non-Extended Dollar Term-1 Lenders’ Non-Extended Dollar Term-1 Commitments at such time.

“Non-Extended Dollar Term-1 Lender” means at any time, any Lender that has a Non-Extended Dollar Term-1 Loan at such time.

“Non-Extended Dollar Term-1 Loan” means a Loan made pursuant to Section 2.01(a) that has been converted into a Non-Extended Dollar Term-1 Loan pursuant to Section 2.17(b).

“Non-Extended Dollar Term-1 Note” means a promissory note made by the Borrower payable to any Non-Extended Dollar Term-1 Lender or its registered assigns, in substantially the form of Exhibit C-1, evidencing the aggregate Indebtedness of the Borrower to such Non-Extended Dollar Term-1 Lender resulting from the Non-Extended Dollar Term-1 Loans made by such Non-Extended Dollar Term-1 Lender.

“Non-Extended Euro Term Borrowing” means a borrowing consisting of Non-Extended Euro Term Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period, made by each of the Non-Extended Euro Term Lenders, pursuant to Section 2.01(b) and Section 2.17(d).

“Non-Extended Euro Term Commitment” means, as to each Non-Extended Euro Term Lender, its obligation to make Non-Extended Euro Term Loans to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01(b) under the caption “Non-Extended Euro Term Commitment” or in the Assignment and Assumption pursuant to which such Non-Extended Euro Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Non-Extended Euro Term Lender” means at any time, any Lender that has a Non-Extended Euro Term Loan at such time.

“Non-Extended Euro Term Loan” means a Loan made pursuant to Section 2.01(b) that has been converted into a Non-Extended Euro Term Loan pursuant to Section 2.17(d).

“Non-Extended Euro Term Note” means a promissory note made by the Borrower payable to any Non-Extended Euro Term Lender or its registered assigns, in substantially the form of Exhibit C-2, evidencing the aggregate Indebtedness of the Borrower to such Non-Extended Euro Term Lender resulting from the Non-Extended Euro Term Loans made by such Non-Extended Euro Term Lender.

“Non-Loan Party” means any Subsidiary of the Borrower that is not a Loan Party.

“Nonrenewal Notice Date” has the meaning specified in Section 2.03(b)(iii).

“Note” means a Term Note or a Revolving Credit Note, as the context may require.

“Not Otherwise Applied” means, with reference to any amount of Net Cash Proceeds of any transaction or event or of Excess Cash Flow or of the Available Amount that is proposed to be applied to a particular use or transaction, that such amount (a) was not required to be applied to prepay the Loans pursuant to Section 2.05(b), and (b) has not previously been (and is not simultaneously being) applied to anything other than that such particular use or transaction.

“Obligations” means all (x) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party, any Guarantor and their respective Subsidiaries arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party, any Guarantor or any of their respective Subsidiaries of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (y) obligations of any Loan Party, any Guarantor and their respective Subsidiaries arising under any Secured Hedge Agreement, and (z) Cash Management Obligations. Without limiting the generality of the foregoing, the Obligations of the Loan Parties and the Guarantors under the Loan Documents (and any of their Subsidiaries to the extent they have obligations under the Loan Documents) include (a) the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit commissions, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party, any Guarantor or any of their respective Subsidiaries under any Loan Document and (b) the obligation of any Loan Party, any Guarantor or any of their respective Subsidiaries to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party, such Guarantor or such Subsidiary.

“Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time since January 1, 2003.

“Permitted Acquisition” has the meaning specified in Section 7.02(j).

“Permitted Equity Issuance” means any sale or issuance of any Qualified Equity Interests of Holdings or any direct or indirect parent of Holdings (and, after a Qualifying IPO, of any Intermediate Holding Company), in each case to the extent permitted hereunder.

“Permitted Holders” means each of (i) the Sponsor and (ii) the Management Stockholders.

“Permitted Initial Revolving Borrowing Purposes” means (a) one or more Borrowings of Revolving Credit Loans to finance the Transaction and to pay the Transaction Expenses and (b) the issuance of Letters of Credit in replacement of, or as a backstop for, letters of credit of the Borrower or its Restricted Subsidiaries outstanding on the Closing Date.

“Permitted Other Debt” means (i) senior unsecured, senior secured, senior subordinated or subordinated debt issued by any Loan Party, (ii) debt securities issued by any Loan Party that are secured by a Lien on the Collateral ranking junior to the Liens securing the Obligations pursuant to a Second Lien Intercreditor Agreement or (iii) debt securities issued by any Loan Party that are secured by a Lien ranking pari passu with the Liens securing the Obligations pursuant to a First Lien Intercreditor Agreement, in each case, (a) the terms of which do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations, prior to, at the time of incurrence of such Permitted Other Debt, the Maturity Date of the Existing Term Loan Class which is being refinanced by such Permitted Other Debt (other than customary offers to repurchase upon a change of control, asset sale or casualty or condemnation event and customary acceleration rights after an event of default), (b) the covenants, events of default, guarantees, collateral and other terms of such Indebtedness (other than interest rates, fees, funding discounts and redemption or prepayment premiums), taken as a whole, are not more restrictive on the Borrower and its Restricted Subsidiaries than the terms of this Agreement; provided that a certificate of a Responsible Officer of the relevant Loan Party shall be delivered to the Administrative Agent at least three Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirements and which shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement, (c) if such Indebtedness is senior subordinated or subordinated Indebtedness, the terms of such Indebtedness provide for customary subordination of such Indebtedness to the Obligations, (d) if such Indebtedness is secured, such Indebtedness shall not be secured by any property or assets other than the Collateral and (e) no Subsidiary of the Borrower (other than a Guarantor) is an obligor under such Indebtedness.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), at the time thereof, no Event of Default shall have occurred and be continuing, and (d) if such Indebtedness being modified, refinanced, refunded, renewed or extended is Indebtedness permitted pursuant to Section 7.03(b), 7.03(t) or 7.03(tu) or is Junior Financing, (i) to the extent such Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (ii) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended; provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (iii) such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor of the Indebtedness being modified, refinanced, refunded, renewed or extended.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), other than a Foreign Plan, established by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

“Pledged Debt” has the meaning specified in the Security Agreement.

“Pledged Equity” has the meaning specified in the Security Agreement.

“Post-Acquisition Period” means, with respect to any Permitted Acquisition, the period beginning on the date such Permitted Acquisition is consummated and ending on the last (y) expected to have a continuing impact on the Borrower and the Restricted Subsidiaries and (z) factually supportable or (ii) otherwise consistent with the definition of Pro Forma Adjustment.

“Pro Forma Financial Statements” has the meaning specified in Section 5.05(a)(ii).

“Pro Rata Share” means, with respect to each Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments of such Lender under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or Facilities at such time; provided that if such Commitments have been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

“Purchase Agreement” means the Purchase and Sale Agreement dated as of January 25, 2007, as amended by Amendment No. 1, dated as of March 9, 2007 and Amendment No. 2, dated as of April 10, 2007, by and between the Seller and the Borrower.

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Qualified Securitization Financing” means any Securitization Financing of a Securitization Subsidiary that meets the following conditions: (a) the board of directors of the Borrower shall have determined in good faith that such Qualified Securitization Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and the Securitization Subsidiary, (b) all sales and/or contributions of Securitization Assets and related assets to the Securitization Subsidiary are made at fair market value (as determined in good faith by the Borrower) and (iii) the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the Borrower) and may include Standard Securitization Undertakings. The grant of a security interest in any Securitization Assets of the Borrower or any of its Restricted Subsidiaries (other than a Securitization Subsidiary) to secure Indebtedness under this Agreement prior to engaging in any Securitization Financing shall not be deemed a Qualified Securitization Financing.

“Qualifying IPO” means the issuance by Holdings, any Intermediate Holding Company, any direct or indirect parent of Holdings or the Borrower of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering).

“Refinancing Effective Date” has the meaning specified in Section 2.19.

“Refinancing Term Lender” has the meaning specified in Section 2.19.

“Refinancing Term Loan Amendment” has the meaning specified in Section 2.19.

“Refinancing Term Loans” has the meaning specified in Section 2.19.

“Register” has the meaning specified in Section 10.07(d).

“Rejection Notice” has the meaning specified in Section 2.05(b)(vi).

“Reportable Event” means with respect to any Plan any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Dollar Term Loans, Euro Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (with the aggregate outstanding Dollar Amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition), (b) aggregate unused Term Commitments and (c) aggregate unused Revolving Credit Commitments; provided that the unused Term Commitment and unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender or the Borrower or any Affiliate thereof shall be excluded for purposes of making a determination of Required Lenders.

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer or other similar officer of a Loan Party or a Guarantor and, as to any document delivered on the Closing Date, any secretary or assistant secretary of a Loan Party or a Guarantor. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party or Guarantor shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party or such Guarantor and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party or such Guarantor.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Borrower’s stockholders, partners or members (or the equivalent Persons thereof).

“Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

“Retained Declined Proceeds” has the meaning specified in Section 2.05(b)(vii).

“Revolving Commitment Increase” has the meaning specified in Section 2.14(a).

“Revolving Commitment Increase Lender” has the meaning specified in Section 2.14(a).

“Revolving Credit Borrowing” means a borrowing consisting of Revolving ~~Tranche-1 Borrowing and/or a Revolving Tranche-2 Borrowing, as the context may require~~Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(c).

“Revolving Credit Commitment” means ~~a Revolving Tranche-1 Commitment and/or a Revolving Tranche-2 Commitment, as the context may require.~~as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(c), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $200,250,000 on the Amendment No. 3 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

“Revolving Credit Exposure” means, as to each Revolving Credit Lender, the sum of the outstanding principal amount of such Revolving Credit Lender’s Revolving Credit Loans and its Pro Rata Share of the L/C Obligations and the Swing Line Obligations at such time.

“Revolving Credit Extension Request” has the meaning specified in Section 2.16(a).

“Revolving Credit Facility” means ~~the Revolving Tranche -1 Facility and/or the Revolving Tranche-2 Facility, as the context may require~~, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time.

“Revolving Credit Lender” means ~~a Revolving Tranche-1 Lender and/or a Revolving Tranche-2 Lender, as the context may require.~~, at any time, any Lender that has a Revolving Credit Commitment at such time.

“Revolving Credit Loan” ~~means a Revolving Tranche-1 Loan and/or a Revolving Tranche-2 Loan, as the context may require~~has the meaning specified in Section 2.01(c).

“Revolving Credit Note” means a ~~Revolving Tranche-1 Note and/or a Revolving Tranche-2 Note, as the context may require.~~

~~“Revolving Tranche-1 Borrowing” means a borrowing consisting of Revolving Tranche-1 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Revolving Tranche-1 Lenders pursuant to Section 2.01(c)(i) or Section 2.15(b)~~.

~~“Revolving Tranche-1 Commitment” means, as to each Revolving Tranche-1 Lender, its obligation to (a) make Revolving Tranche-1 Loans to the Borrower pursuant to Section 2.01(c)(i), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name on Schedule 2.01(c) under the caption “Revolving Tranche-1 Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Tranche -1 Commitments of all Revolving Tranche- 1 Lenders shall be $149,750,000 on the Amendment No. 1 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.~~

~~“Revolving Tranche-1 Facility” means, at any time, the aggregate amount of the Revolving Tranche-1 Lenders’ Revolving Tranche-1 Commitments at such time~~.

~~“Revolving Tranche- 1 Lender” means, at any time, any Lender that has a Revolving Tranche-1 Commitment at such time~~.

~~“Revolving Tranche-1 Loan” means each loan to the Borrower (a) made pursuant to Section 2.01(c)(i) or (b) converted as Revolving Tranche-1 Loans pursuant to Section 2.15(b)~~.

~~“Revolving Tranche-1 Note” means a promissory note of the Borrower payable to any Revolving Tranche- 1 Lender or its registered assigns, in substantially the form of Exhibit C-3 hereto, evidencing the aggregate Indebtedness of the Borrower to such Revolving Tranche-1 Lender resulting from the Revolving Tranche-1 Loans made by such Revolving Tranche-1 Lender~~.

~~“Revolving Tranche-2 Borrowing” means a borrowing consisting of Revolving Tranche-2 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Revolving Tranche-2 Lenders pursuant to Section 2.01(c)(ii) or Section 2.15(a)~~.

~~“Revolving Tranche-2 Commitment” means, as to each Revolving Tranche-2 Lender, its obligation to (a) make Revolving Tranche-2 Loans to the Borrower pursuant to Section 2.01(c)(ii), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name on Schedule 2.01(c) under the caption “Revolving Tranche-2 Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Tranche -2 Commitments of all Revolving Tranche- 2 Lenders shall be $200,250,000 on the Amendment No. 1 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.~~

~~“Revolving Tranche-2 Condition” means, with respect to any Revolving Tranche-2 Loan, Revolving Tranche-2 Borrowing, Revolving Tranche-2 Letter of Credit or Revolving Tranche-2 Swing Line Loan, or any reallocation of risk participation of any Revolving Tranche -2 Letter of Credit or Revolving Tranche- 2 Swing Line Loan, the condition that at the time of and after giving effect to the making of such Revolving Tranche-2 Loan, Revolving Tranche-2 Borrowing or reallocation or the issuance (or if applicable, renewal or amendment) of such Revolving Tranche-2 Letter of Credit, each Revolving Tranche-2 Lender’s Pro Rata Share (calculated as if Revolving Tranche-1 Lenders’ Pro Rata Share of the risk participation in respect of any Revolving Tranche-2 Letter of Credit is zero) of the Outstanding Amount of all L/C Obligations, plus such Revolving Tranche-2 Lender’s Pro Rata Share (calculated as if Revolving Tranche-1 Lenders’ Pro Rata Share of the risk participation in respect of any Revolving Tranche-2 Swing Line Loan is zero) of the Outstanding Amount of all Swing Line Loans, plus the Outstanding Amount of such Revolving Tranche- 2 Lender’s Revolving Tranche-2 Loans, does not exceed such Revolving Tranche-2 Lenders’ Revolving Tranche-2 Commitment.~~

~~“Revolving Tranche-2 Facility” means, at any time, the aggregate amount of the Revolving Tranche-2 Lenders’ Revolving Tranche-2 Commitments at such time.~~

~~“Revolving Tranche- 2 Lender” means, at any time, any Lender that has a Revolving Tranche-2 Commitment at such time.~~

~~“Revolving Tranche-2 Letter of Credit” means any Letter of Credit requested to be issued or renewed by the Borrower that at the time of such request would expire on a day later than the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving Tranche-1 Facility (or, if such day is not a Business Day, the next preceding Business Day).~~

~~“Revolving Tranche-2 Loan” means each loan to the Borrower (a) made pursuant to Section 2.01(c)(ii) or (b) converted as Revolving Tranche-2 Loans pursuant to Section 2.15(a).~~

~~“Revolving Tranche-2 Note” means a promissory note of the Borrower payable to any Revolving Tranche- 2 Lender or its registered assigns, in substantially the form of Exhibit C-3 hereto, evidencing the aggregate Indebtedness of the Borrower to such Revolving Tranche-2 Lender resulting from the Revolving Tranche-2 Loans made by such Revolving Tranche-2 Lender.~~

~~“Revolving Tranche- 2 Swing Line Loan” means any Swing Line Loan requested by the Borrower that at the time of such request would expire on a day later than the scheduled Maturity Date then in effect for the Revolving Tranche-1 Facility~~.promissory note of the Borrower payable to any Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-3 hereto, evidencing the aggregate Indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Credit Loans made by such Revolving Credit Lender.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in Euros, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in Euros.

“Scheduled Disposition” has the meaning specified in Section 7.05(k).

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Lien Intercreditor Agreement” means an intercreditor agreement by and among the Collateral Agent and the collateral agents or other representatives for the holders of Indebtedness secured by Liens that are intended to rank junior to the Liens securing the Obligations and that are otherwise permitted pursuant to Section 7.01 providing that all proceeds of Collateral enforcement shall first be applied to repay the Obligations in full prior to being applied to any obligations under the Indebtedness secured by such junior Liens and that until the termination of the Aggregate Commitments and the repayment in full (or cash collateralization of Letters of Credit) of all Obligations outstanding under this Agreement or the expiration of a customary standstill period, the Collateral Agent shall have the sole right to exercise remedies against the Collateral (subject to customary exceptions for limited protective actions that may be taken by the holders of such junior Lien Indebtedness) and otherwise in form and substance reasonably satisfactory to the Collateral Agent.

“Section 2.16 Additional Agreement” has the meaning specified in Section 2.16(c).

“Section 2.18 Additional Agreement” has the meaning specified in Section 2.18(c).

“Secured Hedge Agreement” means any Swap Contract permitted under Section 7.03(f) that is entered into by and between any Loan Party or any Restricted Subsidiary and any Hedge Bank.

“Swing Line Lender” means MSSF, in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Obligations” means, as at any date of determination, the aggregate principal amount of all Swing Line Loans outstanding.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $25,000,000 and (b) the aggregate principal amount of the Revolving Credit Commitments. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments.

“Syndication Agent” means Goldman Sachs Credit Partners L.P., as Syndication Agent under this Agreement.

“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” has the meaning specified in Section 3.01(a).

“Term Borrowing” means a Dollar Term Borrowing and/or a Euro Term Borrowing, as the context may require.

“Term Commitment” means a Dollar Term Commitment and/or a Euro Term Commitment, as the context may require.

“Term Extension Agreement” has the meaning specified in Section 2.18(c).

“Term Extension Election” has the meaning specified in Section 2.18(b).

“Term Extension Series” shall mean all Extended Term Loans that are established pursuant to the same Term Extension Agreement (or any subsequent Term Extension Agreement to the extent such Term Extension Agreement expressly provides that the Extended Term Loans, provided for therein are intended to be a part of any previously established Term Extension Series) and that provide for the same interest margins, extension fees, if any, and amortization schedule.

“Term Lender” means a Dollar Term Lender and/or a Euro Term Lender, as the context may require.

“Term Loan” means a Dollar Term Loan and/or a Euro Term Loan, as the context may require.

“Term Loan Extension Request” has the meaning specified in Section 2.18(a).

“Term Note” means a Dollar Term Note or a Euro Term Note, a the context may require.

“Test Period” in effect at any time shall mean the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 6.01(a) or (b); provided that, prior to the first date that financial statements have been or are required to be delivered pursuant to Section 6.01(a) or (b), the Test Period in effect shall be the period of four consecutive fiscal quarters of the Transferred Entities ended December 31, 2006. A Test Period may be designated by reference to the last day thereof (i.e., the “March 31, 2007 Test Period” refers to the period of four consecutive fiscal quarters of the Borrower ended March 31, 2007), and a Test Period shall be deemed to end on the last day thereof.

“Threshold Amount” means $25,000,000.

“Total Assets” means the total assets of the Borrower and the Restricted Subsidiaries on a consolidated basis, as shown on the most recent balance sheet of the Borrower delivered pursuant to Section 6.01(a) or (b) or, for the period prior to the time any such statements are so delivered pursuant to Section 6.01(a) or (b), the pro forma financial statements of the Borrower giving effect to the Transaction as set forth in the Offering Memorandum dated April 4, 2007, relating to the High Yield Notes.

“Total Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Borrower for such Test Period.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Transaction” means, collectively, (a) the Equity Contribution, (b) the Acquisition, (c) the issuance of the High Yield Notes, (d) the funding of the Term Loans and the Initial Revolving Borrowing on the Closing Date, (e) the consummation of any other transactions in connection with the foregoing, and (f) the payment of the fees and expenses incurred in connection with any of the foregoing.

“Transaction Expenses” means any fees or expenses incurred or paid by Holdings, the Borrower, or any Restricted Subsidiary in connection with the Transaction, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

“Transferred Companies” means collectively, Cardinal Health 409, Inc. and Cardinal Health P.R. 410, Inc.

“Transferred Entities” means collectively, the Transferred Companies together with their Subsidiaries.

Agent shall reasonably determine or the Required Lenders shall reasonably require, and shall promptly notify the Borrower and the Lenders of each Dollar Amount or Euro Amount, as the case may be, so determined by it. Each such determination shall be based on the Exchange Rate (x) on the date of the related Committed Loan Notice for purposes of the initial such determination for any Loan and (y) on the second Business Day prior to the date as of which such Dollar Amount or Euro Amount, as the case may be, is to be determined, for purposes of any subsequent determination.

ARTICLE II

The Commitments and Credit Extensions

SECTION 2.01. The Loans.

(a) (i) The Dollar Term-1 Borrowings. Subject to the terms and conditions set forth herein, each Dollar Term- 1 Lender severally agrees to make to the Borrower a single loan (which will be converted into Extended Dollar Term-1 Loans and Non-Extended Dollar Term-1 Loans pursuant to Section 2.17(a) and Section 2.17(b)) denominated in Dollars in a principal amount equal to such Term Lender’s Dollar Term-1 Commitment on the Closing Date. Amounts borrowed under this Section 2.01(a)(i) and repaid or prepaid may not be reborrowed. Dollar Term-1 Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(ii) The Dollar Term-2 Borrowings. Subject to the terms and conditions set forth herein, each Dollar Term-2 Lender severally agrees to make to the Borrower a single loan denominated in Dollars in a principal amount equal to such Term Lender’s Dollar Term-2 Commitment on the Amendment No. 2 Effective Date. Amounts borrowed under this Section 2.01(a)(ii) and repaid or prepaid may not be reborrowed. Dollar Term-2 Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(b) The Euro Term Borrowings. Subject to the terms and conditions set forth herein, each Euro Term Lender severally agrees to make to the Borrower a single loan (which will be converted into Extended Euro Term Loans and Non-Extended Euro Term Loans pursuant to Section 2.17(c) and Section 2.17(d)) denominated in Euros in a principal amount equal to such Term Lender’s Euro Term Commitment on the Closing Date. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed. Euro Term Loans must be Eurocurrency Rate Loans, as further provided herein.

(c) ~~(i)~~ The Revolving ~~Tranche-1~~Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving ~~Tranche-1~~Credit Lender severally agrees to make loans to the Borrower as elected by the Borrower pursuant to Section 2.02 (each such loan, a “Revolving Credit Loan”) from time to time, on any Business Day after the Closing Date until the Maturity Date ~~with respect to~~(provided that each Revolving Credit Lender agrees to make the Initial Revolving ~~Tranche-1 Facility~~Borrowing, at the request of the Borrower, on the Closing Date), in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Revolving ~~Tranche-1~~Credit Commitment; provided that, after giving effect to any Revolving ~~Tranche-1~~Credit Borrowing, the aggregate Outstanding Amount of the Revolving

~~Tranche- 1~~Credit Loans of any Lender, plus such Revolving ~~Tranche-1~~Credit Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Revolving ~~Tranche-1~~Credit Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving ~~Tranche-1 Lender’s Revolving Tranche-1~~Credit Lender’s Revolving Credit Commitment. Within the limits of each Revolving ~~Tranche-1 Lender’s Revolving Tranche-1~~Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(c)~~(i)~~, prepay under Section 2.05 and reborrow under this Section 2.01(c)~~(i)~~. Revolving ~~Tranche-1~~Credit Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

~~(ii) The Revolving Tranche-2 Borrowings. Subject to the terms and conditions set forth herein, each Revolving Tranche-2 Lender severally agrees to make loans to the Borrower as elected by the Borrower pursuant to Section 2.02 from time to time, on any Business Day after the Closing Date until the Maturity Date with respect to the Revolving Tranche-2 Facility, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Tranche-2 Commitment; provided that, after giving effect to any Revolving Tranche -2 Borrowing, (x) the aggregate Outstanding Amount of the Revolving Tranche-2 Loans of any Lender,~~ plus ~~such Revolving Tranche-2 Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations,~~ plus ~~such Revolving Tranche-2 Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Tranche-2 Lender’s Revolving Tranche-2 Commitment and (y) the Revolving Tranche-2 Condition shall be satisfied. Within the limits of each Revolving Tranche-2 Lender’s Revolving Tranche-2 Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(c)(ii), prepay under Section 2.05 and reborrow under this Section 2.01(c)(ii). Revolving Tranche- 2 Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. For the avoidance of doubt, (A) prior to Maturity Date of the Revolving Tranche-1 Facility, all borrowings of Revolving Credit Loans under this Section 2.01(c) shall be made by each Lender with a Revolving Tranche-1 Commitment and Revolving Tranche-2 Commitment pro rata based on each such Lender’s Pro Rata Share without regard to the Class of the Revolving Credit Commitments held by such Lender, provided that if such pro rata allocation in respect of any borrowing cannot be made solely because the Revolving Tranche -2 Condition with respect thereto is not satisfied, the amount of such borrowing shall be reduced to the extent necessary so that the Revolving Tranche-2 Condition with respect thereto is satisfied in order to achieve such pro rata allocation and (B) (i) the Pro Rata Share of each Revolving Credit Loan and each Revolving Credit Commitment of a Revolving Tranche- 2 Lender shall be treated for all purposes of this Agreement as a Revolving Tranche-2 Loan and a Revolving Tranche-2 Commitment, respectively, and (ii) the Pro Rata Share of each Revolving Credit Loan and each Revolving Credit Commitment of a Revolving Tranche-1 Lender shall be treated for all purposes of this Agreement as a Revolving Tranche-1 Loan and a Revolving Tranche-1 Commitment, respectively.~~

SECTION 2.02. Borrowings, Conversions and Continuations of Loans.

(a) Each Term Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 12:00 noon (New York, New York time, or London, England time in the case of any Borrowing denominated in Euros) (i) three (3) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans or any conversion of Base Rate Loans to Eurocurrency Rate Loans, and (ii) one (1) Business Day before the requested date of any Borrowing of Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof in the case of Dollar Term Loans (or comparable amounts determined by the Administrative Agent in the case of Euro Term Loans). Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Dollar Term-1 Borrowing, Dollar Term-2 Borrowing, a Euro Term Borrowing, a Revolving ~~Tranche-1 Borrowing, a Revolving Tranche-2~~Credit Borrowing, a conversion of Dollar Term-1 Loans, Dollar Term-2 Loans, Euro Term Loans, Revolving ~~Tranche-1 Loans or Revolving Tranche-2~~Credit Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) in the case of a Term Borrowing, the currency in which the Loans to be borrowed are to be denominated, (iii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Loans to be borrowed, converted or continued, (v) the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, and (vi) if applicable, the duration of the Interest Period with respect thereto. If, with respect to Loans denominated in Dollars, the Borrower fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period (or fails to give timely notice requesting a continuation of Eurocurrency Rate Loans denominated in Euros), it will be deemed to have specified an Interest Period of one (1) month. If no currency is specified, the requested Borrowing shall be in Dollars.

(b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation described in Section 2.02(a). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any Loan denominated in Dollars, and not later than 1:00 p.m. (London time), in the case of any Loan in Euros, in each case on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as

Section 2.02(g) shall be conclusive in the absence of manifest error. If such Lender’s portion of such Borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such the date of such Borrowing, the Administrative Agent shall also be entitled to recover such amount with interest thereon accruing from the date on which the Administrative Agent made the funds available to the Borrower at the rate per annum applicable to ABR Loans under the relevant Facility, on demand, from the Borrower. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement, and the Borrower’s obligation to repay the Administrative Agent such corresponding amount pursuant to this Section 2.02(g) shall cease.

~~(h)~~ (h) Notwithstanding anything to the contrary, with respect to the conversions of ~~Revolving Credit Loans into Revolving Tranche-1 Loans and Revolving Tranche- 2~~(i) Dollar Term-1 Loans into Extended Dollar Term-1 Loans and Non-Extended Dollar Term-1 Loans and (ii) Euro Term Loans into Extended Euro Term Loans and Non-Extended Euro Term Loans pursuant to Section ~~2.15~~2.17, respectively (A) no Committed Loan Notice shall be required to effect any such conversion and no actual transfer of funds shall be made and (B) in the case of any Eurocurrency Rate Loans existing immediately prior to the Amendment No. ~~1~~3 Effective Date, such Eurocurrency Rate Loans shall be deemed to have continued as an Eurocurrency Rate Loans notwithstanding such conversion, and to the extent such conversion occurs during the middle of an Interest Period with respect to any such existing Eurocurrency Rate Loans, (x) the continuing Eurocurrency Rate Loans that are ~~Revolving Tranche~~Extended Dollar Term-1 Loans ~~or Revolving Tranche-2~~Non-Extended Dollar Term-1 Loans shall be allocated ratably to the same Interest Period or Interest Periods as such existing Eurocurrency Rate Loans that are ~~Revolving Credit~~Dollar Term Loans and shall be deemed to bear interest at the same Eurocurrency Rate or Eurocurrency Rates then in effect for such existing Eurocurrency Rate Loans that are ~~Revolving Credit~~Dollar Term Loans plus the Applicable Rate in effect for such ~~Revolving Tranche-1 Loans or Revolving Tranche -2~~Extended Dollar Term-1 Loans or Non-Extended Dollar Term-1 Loans, as applicable, for the remainder of such Interest Periods, (y) the continuing Eurocurrency Rate Loans that are Extended Euro Term Loans or Non-Extended Euro Term Loans shall be allocated ratably to the same Interest Period or Interest Periods as such existing Eurocurrency Rate Loans that are Euro Term Loans and shall be deemed to bear interest at the same Eurocurrency Rate or Eurocurrency Rates then in effect for such existing Eurocurrency Rate Loans that are Euro Term Loans plus the Applicable Rate in effect for such Extended Euro Term Loans or Non-Extended Euro Term Loans, as applicable, for the remainder of such Interest Periods.

SECTION 2.03. Letters of Credit.

(a) The Letter of Credit Commitments.

(i) Subject to the terms and conditions set forth herein, (1) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.03, (x) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date applicable to Letters of Credit issued under the Revolving Credit Facility, to issue Letters of Credit for the account of the Borrower (provided that any Letter of Credit may be for the benefit of any Subsidiary of the Borrower) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (y) to honor drafts under the Letters of Credit and (2) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if after giving effect to such L/C Credit Extension, (x) the Revolving Credit Exposure of any Lender would exceed such Lender’s Revolving Credit Commitment~~,~~ or (y) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed~~, or (z) the Revolving Tranche-2 Condition would not be satisfied~~.

(ii) An L/C Issuer shall be under no obligation to issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date (for which such L/C Issuer is not otherwise compensated hereunder);

(B) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit (other than the Letters of Credit listed on Schedule 2.03(a)(ii)(B)) would occur more than twelve months after the date of issuance or last renewal, unless the Required Lenders have approved such expiry date;

(C) the expiry date of such requested Letter of Credit would occur after applicable Letter of Credit Expiration Date, unless all the applicable Revolving Credit Lenders have approved such expiry date; or

(D) the issuance of such Letter of Credit would violate any Laws binding upon such L/C Issuer.

(iii) An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 12:00 noon at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer: (a) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (b) the amount thereof; (c) the expiry date thereof; (d) the name and address of the beneficiary thereof; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (g) such other matters as the relevant L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request.

(ii) Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the relevant L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, acquire from the relevant L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ times the amount of such Letter of Credit~~; provided, that effective upon the occurrence of the Maturity Date in respect of the Revolving Tranche-1 Facility, subject to the satisfaction of the Revolving Tranche-2 Condition, the value of the participations of Revolving Tranche-1 Lenders hereunder shall be automatically reallocated, without further action by any party hereto, to the Revolving Tranche-2 Lenders on a pro rata basis, and each such Revolving Tranche-2 Lender shall be deemed, without further action by any party hereto, to have purchased from the relevant L/C Issuer a participation in such L/C Obligations in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such L/C Obligations~~.

(iii) If the Borrower so requests in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the relevant L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the relevant L/C Issuer, the Borrower shall not be required to make a specific request to the relevant L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the applicable Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the applicable Letter of Credit Expiration Date; provided that the relevant L/C Issuer shall not permit any such renewal if (A) the relevant L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.03(a)(ii) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five (5) Business Days before the Nonrenewal Notice Date from the Administrative Agent or any Revolving Credit Lender, as applicable, or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied.

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the relevant L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the relevant L/C Issuer shall notify promptly the Borrower and the Administrative Agent thereof. On the Business Day on which the Borrower shall have received notice of any payment by an L/C Issuer under a Letter of Credit (or, if the Borrower shall have received such notice later than 10:00 a.m. on any Business Day, on the immediately following Business Day) (each such date, an “Honor Date”), the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ thereof. In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Eurocurrency Rate Loans or Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments of the Appropriate Lenders and Revolving Credit Lenders, and subject to the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii) Each Revolving Credit Lender (including any such Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant L/C Issuer at the Administrative Agent’s

Office for payments in an amount equal to its Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ of any Unreimbursed Amount in respect of a Letter of Credit not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the relevant L/C Issuer.

(iii) With respect to any Unreimbursed Amount in respect of a Letter of Credit that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the relevant L/C Issuer a L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the relevant L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ of such amount shall be solely for the account of the relevant L/C Issuer.

(v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the relevant L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the Federal Funds Rate. A certificate of the relevant L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(vii) If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with this Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

(viii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Revolving Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate.

(d) Obligations Absolute. The obligation of the Borrower to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party or Guarantor may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(f) Cash Collateral. (i) If any Event of Default occurs and is continuing and the Administrative Agent or the Required Lenders, as applicable, require the Borrower to Cash Collateralize the L/C Obligations pursuant to Section 8.02(c) or (ii) an Event of Default set forth under Section 8.01(f) or (g) occurs and is continuing, then the Borrower shall Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such Event of Default), and shall do so not later than 2:00 p.m., New York City time, on (x) in the case of the immediately preceding clause (i), (1) the Business Day that the Borrower receives notice thereof, if such notice is received on such day prior to 12:00 noon, New York City time, or (2) if clause (1) above does not apply, the Business Day immediately following the day that the Borrower receives such notice and (y) in the case of the immediately preceding clause (ii), the Business Day on which an Event of Default set forth under Section 8.01(f) or (g) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day. For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer and the Revolving Credit Lenders, as collateral for the L/C Obligations, cash or deposit account balances (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant L/C Issuer (which documents are hereby consented to by the Revolving Credit Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuers and the Revolving Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked accounts at Bank of America, N.A. and may be invested in readily available Cash Equivalents. If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent (on behalf of the Secured Parties) or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the deposit accounts at Bank of America, N.A. as aforesaid, an amount equal to the excess of (a) such aggregate Outstanding Amount over (b) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent reasonably determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer. To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall be refunded to the Borrower. If such Event of Default is cured or waived and no other Event of Default is then occurring and continuing, the amount of any Cash Collateral shall be refunded to the Borrower.

(g) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to the Applicable Rate times the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit). Such letter of credit fees shall be computed on a quarterly basis in arrears. Such letter of credit fees shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date relating to Letters of Credit and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(h) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The Borrower shall pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued by it equal to 0.125% per annum of the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit). Such fronting fees shall be computed on a quarterly basis in arrears. Such fronting fees shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall pay directly to each L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable.

(i) Conflict with Letter of Credit Application. Notwithstanding anything else to the contrary in any Letter of Credit Application, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

(j) Addition of an L/C Issuer. A Revolving Credit Lender may become an additional L/C Issuer hereunder pursuant to a written agreement among the Borrower, the Administrative Agent and such Revolving Credit Lender. The Administrative Agent shall notify the Revolving Credit Lenders of any such additional L/C Issuer.

~~(k) Cash Collateral At Maturity, Etc. (i) If the Maturity Date with respect to the Revolving Tranche-2 Facility is on or later than the Maturity Date with respect to the Revolving Tranche -1 Facility, and if on the Maturity Date with respect to the Revolving Tranche-2 Facility, there are any outstanding L/C Obligations, then the Borrower shall Cash Collateralize the then Outstanding Amount of all such L/C Obligations (or make such other arrangements as shall be reasonably satisfactory to the relevant L/C Issuer and the Revolving Tranche-2 Lenders) on such Maturity Date (or, if such day is not a Business Day, the Business Day immediately succeeding such day).~~

~~(ii) If the Maturity Date with respect to the Revolving Tranche-2 Facility is prior to the Maturity Date with respect to the Revolving Tranche-1 Facility, and if on the Maturity Date with respect to the Revolving Tranche-2 Facility, there are any outstanding L/C Obligations with respect to Revolving Tranche- 2 Letters of Credit, then the Borrower shall Cash Collateralize (or make such other arrangements as shall be reasonably satisfactory to the relevant L/C Issuer and the Revolving Credit Lenders) the then Outstanding Amount of all such L/C Obligations on such Maturity Date (or, if such day is not a Business Day, the Business Day immediately succeeding such day).~~

~~(iii) If the Maturity Date with respect to the Revolving Tranche-2 Facility is prior to the Maturity Date with respect to the Revolving Tranche-1 Facility, and if on the Maturity Date with respect to the Revolving Tranche-2 Facility, there are any outstanding L/C Obligations with respect to Letters of Credit (other than Revolving Tranche-2 Letters of Credit), then effective upon the Maturity Date with respect to the Revolving Tranche-2 Facility, the value of the participations of Revolving Tranche -2 Lenders hereunder with respect to such Letters of Credit shall be automatically reallocated, without further action by any party thereto, to the Revolving Tranche-1 Lenders on a pro rata basis, and each such Revolving Tranche-1 Lender shall be deemed, without further action by any party hereto, to have purchased from the relevant L/C Issuer a participation in such L/C Obligations in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such L/C Obligations; provided that if after giving effect to such reallocation, any Revolving Tranche-1 Lender’s Pro Rata Share (calculated as if Revolving Tranche-2 Lenders’ Pro Rata Share of the risk participation in respect of any such Letter of Credit is zero) of the Outstanding Amount of all L/C Obligations, plus such Revolving Tranche-1 Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans, plus the Outstanding Amount of such Revolving Tranche-1 Lender’s Revolving Tranche-1 Loans, would exceed such Revolving Tranche- 1 Lenders’ Revolving Tranche-1 Commitment, then the Borrower shall Cash Collateralize (or make such other arrangements as shall be reasonably satisfactory to the relevant L/C Issuer and the Revolving Tranche-1 Lenders) such excess amount of all such L/C Obligations on such Maturity Date (or, if such day is not a Business Day, the Business Day immediately succeeding such day), and such reallocation shall only apply to such L/C Obligations less such excess amount.~~

SECTION 2.04. Swing Line Loans.

(a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day (other than the Closing Date) until the Maturity Date in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided that, after giving effect to any Swing Line Loan, the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment then in effect~~, and the Revolving Tranche-2 Condition shall be satisfied~~; provided further that, the

Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk ~~participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share (regardless of the Class of Revolving Credit Commitments held by such Lender) times the amount of such Swing Line Loan; provided, that effective upon the occurrence of the Maturity Date in respect of the Revolving Tranche-1 Facility, subject to the satisfaction of the Revolving Tranche -2 Condition, the value of the participations of Revolving Tranche-1 Lenders hereunder shall be automatically reallocated, without further action by any party hereto, to the Revolving Tranche-2 Lenders on a pro rata basis, and each such Revolving Tranche-2 Lender shall be deemed, without further action by any party hereto, to have purchased from the Swing Line Lender a~~ participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan.

(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 (and any amount in excess of $100,000 shall be an integral multiple of $25,000), and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower.

(c) Refinancing of Swing Line Loans.

(i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan

Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the aggregate Revolving Credit Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office for payments not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation~~; provided that effective upon the occurrence of the Maturity Date in respect of the Revolving Tranche-1 Facility, subject to the satisfaction of the Revolving Tranche-2 Condition, the risk participations of the Revolving Tranche -1 Lenders funded pursuant to this Section 2.04(c)(ii) shall be automatically reallocated, without further action by any party hereto, to the Revolving Tranche-2 Lenders on a pro rata basis, and each such Revolving Tranche-2 Lender shall be deemed, without further action by any party hereto, to have purchased from the Swing Line Lender a risk participation in such Swing Line Loan in an amount for each Revolving Tranche-2 Lender equal to such Revolving Tranche-2 Lender’s Pro Rata Share (based on its Revolving Tranche-2 Commitment) of the amount of such Swing Line Loan~~.

(iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the Federal Funds Rate. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations.

(i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.

(e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ of any Swing Line Loan, interest in respect of such Pro Rata Share ~~(regardless of the Class of Revolving Credit Commitments held by such Lender)~~ shall be solely for the account of the Swing Line Lender.

(f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

SECTION 2.05. Prepayments.

(a) Optional.

(i) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans and Revolving Credit Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 12:00 noon (New York, New York time, or London,

England time in the case of Loans denominated in Euros) (A) two (2) Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (B) three (3) Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Euros and (C) on the date of prepayment of Base Rate Loans; (2) any prepayment of Eurocurrency Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof in the case of Dollar Term Loans (or comparable amounts determined by the Administrative Agent in the case of Euro Term Loans); (3) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding~~; and~~, (4) in the case of any Repricing Event (as defined below) with respect to all or any portion of the Dollar Term-2 Loans, a prepayment premium of 1.00% shall apply to any principal amount of the Dollar Term-2 Loans subject to such Repricing Event during the first twelve-month period after the Amendment No. 2 Effective Date and (5) in the case of any Repricing Event (as defined below) with respect to all or any portion of the Extended Dollar Term-1 Loans or Extended Euro Term Loans, a prepayment premium of 1.00% shall apply to any principal amount of the Extended Dollar Term-1 Loans or Extended Euro Term Loans, as applicable, subject to such Repricing Event during the first twelve-month period after the Amendment No. 3 Effective Date. A “Repricing Event” means (A) any prepayment or repayment of the Dollar Term-2 Loans, Extended Dollar Term-1 Loans or Extended Euro Term Loans, as applicable, with the proceeds of, or any conversion of the Dollar Term-2 Loans, Extended Dollar Term-1 Loans or Extended Euro Term Loans, as applicable, into, any new or replacement tranche of term loans bearing interest at an effective interest rate less than the effective interest rate applicable to the Dollar Term-2 Loans, Extended Dollar Term-1 Loans or Extended Euro Term Loans, as applicable, and (B) any amendment to this Agreement that reduces the effective interest rate applicable to the Dollar Term-2 Loans, Extended Dollar Term-1 Loans or Extended Euro Term Loans, as applicable, (in each case, with “effective interest rate” as the effective yield determined by taking into account the applicable interest rate margins, interest rate benchmark floors, original issue discount and upfront fees, which shall be deemed to constitute like amounts of original issue discount, being equated to interest rate margins in a manner consistent with generally accepted financial practice). Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such notice is given by a Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each prepayment of principal of, and interest on, Euro Term Loans shall be made in Euros (even if the Borrower is required to convert currency to do so). ~~Each~~Subject to the pro rata application within any Class of Loans, the Borrower may allocate each prepayment of the Loans pursuant to this Section 2.05(a) ~~shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares~~ in its sole discretion among the Class or Classes of Loans as the Borrower may specify, subject only to the following limitations: (i) the Borrower may not prepay Extended Term Loans of any Term Extension Series pursuant to this Section 2.05(a)(i) unless such prepayment is accompanied by at least a pro rata prepayment of Term Loans of the Existing Term Loan Class from which such Extended Term Loans were exchanged (or such Term Loans of the Existing Term Loan Class have otherwise been repaid in full) and (ii) the Borrower may not prepay Extended Dollar Term-1 Loans or Extended Euro Term Loans pursuant to this Section 2.05(a)(i) unless such prepayment is accompanied by at least a pro rata prepayment of Non-Extended Dollar Term-1 Loans and Non-Extended Euro Term Loans, as applicable. For the avoidance of doubt, the Borrower may prepay Term Loans of an Existing Term Loan Class pursuant to this Section 2.05(a)(i) without any requirement to prepay Extended Term Loans that were exchanged from such Existing Term Loan Class.

(ii) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(iii) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.05(a)(i) or 2.05(a)(ii) if such prepayment would have resulted from a refinancing of all of the Facilities, which refinancing shall not be consummated or shall otherwise be delayed.

(b) Mandatory.

(i) Within five (5) Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(a), the Borrower shall cause to be prepaid an aggregate principal amount of Term Loans equal to (A) 50% (such percentage as it may be reduced as described below, the “ECF Percentage”) of Excess Cash Flow, if any, for the fiscal year covered by such financial statements (commencing with the fiscal year ended June 30, 2008) minus (B) the sum of (i) all voluntary prepayments of Term Loans during such fiscal year and (ii) all voluntary prepayments of Revolving Credit Loans during such fiscal year to the extent the Revolving Credit Commitments are permanently reduced by the amount of such payments, in the case of each of the immediately preceding clauses (i) and (ii), to the extent such prepayments are not funded with the proceeds of Indebtedness; provided that (x) the ECF Percentage shall be 25% if the Total Leverage Ratio for the fiscal year covered by such financial statements was less than 5.50:1.00 and greater than or equal to 4.50:1.00 and (y) the ECF Percentage shall be 0% if the Total Leverage Ratio for the fiscal year covered by such financial statements was less than 4.50:1.00.

(ii) (A) If (x) the Borrower or any Restricted Subsidiary Disposes of any property or assets (other than any Disposition of any property or assets permitted by Section 7.05(a), (b), (c), (d) (to the extent constituting a Disposition to a Loan Party), (e), (g), (h) or (p)) or (y) any Casualty Event occurs, which in the aggregate results in the realization or receipt by the Borrower or such Restricted Subsidiary of Net Cash Proceeds, the Borrower shall cause to be prepaid on or prior to the date which is ten (10) Business Days after the date of the realization or receipt of such Net Cash Proceeds an aggregate principal amount of Term Loans equal to 100% (such percentage as it may be reduced as described below, the “Asset Percentage”) of all such Net Cash Proceeds realized or received; provided that no such prepayment shall be required pursuant to this Section 2.05(b)(ii)(A) with respect to such portion of such Net Cash Proceeds that the Borrower shall have, on or prior to such date, given written notice to the Administrative Agent of its intent to reinvest in accordance with Section 2.05(b)(ii)(B) (which notice may only be provided if no Event of Default has occurred and is then continuing); provided that the Asset Percentage shall be 75% if the Total Leverage Ratio for the Test Period was less than 4.50:1.00;

(B) With respect to any Net Cash Proceeds realized or received with respect to any Disposition (other than any Disposition specifically excluded from the application of Section 2.05(b)(ii)(A)) or any Casualty Event, at the option of the Borrower, the Borrower may reinvest all or any portion of such Net Cash Proceeds in assets useful for its business within (x) fifteen (15) months following receipt of such Net Cash Proceeds or (y) if the Borrower enters into a legally binding commitment to reinvest such Net Cash Proceeds within fifteen (15) months following receipt thereof, within the later of (1) fifteen (15) months following receipt thereof or (2) one hundred and eighty (180) days of the date of such legally binding commitment; provided that (i) so long as an Event of Default shall have occurred and be continuing, the Borrower shall not be permitted to make any such reinvestments (other than pursuant to a legally binding commitment that the Borrower entered into at a time when no Event of Default is continuing) and (ii) if any Net Cash Proceeds are not so reinvested by the deadline specified in clause (x) or (y) above, as applicable, or if any such Net Cash Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election, an amount equal to any such Net Cash Proceeds shall be applied within five (5) Business Days after such deadline or the date the Borrower reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested, as the case may be, to the prepayment of the Term Loans as set forth in this Section ~~2.05.~~2.05;

(iii) If the Borrower or any Restricted Subsidiary incurs or issues any Indebtedness not expressly permitted to be incurred or issued pursuant to Section 7.03, the Borrower shall cause to be prepaid an aggregate principal amount of Term Loans equal to 100% of all Net Cash Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt of such Net Cash Proceeds; provided, further that if any Permitted Other Debt has been issued in compliance with Section 7.01 and 7.03 with Liens ranking pari passu with the Liens securing the Obligations pursuant to the First Lien Intercreditor Agreement, then the Borrower may, to the extent required pursuant to the terms of the documentation governing such Permitted Other Debt, prepay Term Loans and purchase such Permitted Other Debt on a pro rata basis in accordance with the respective principal amounts thereof.

(iv) If for any reason the aggregate Revolving Credit Exposures at any time exceeds the aggregate Revolving Credit Commitments then in effect, the Borrower shall promptly prepay or cause to be promptly prepaid Revolving Credit Loans and Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(iv) unless after the prepayment in full of the Revolving Credit Loans and Swing Line Loans such aggregate Outstanding Amount exceeds the aggregate Revolving Credit Commitments then in effect. Each such prepayment shall be paid to the Revolving Credit Lenders in accordance with their respective Pro Rata Shares ~~(regardless of the Class of Revolving Credit Commitments held by any such Revolving Credit Lender)~~.

(v) (X) Each prepayment of Term Loans pursuant to this Section 2.05(b) shall be applied in direct order of maturity to repayments thereof required pursuant to Section 2.07(a) and (b); and (Y) each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares subject to clause (vi) of this Section 2.05(b).

(vi) (A) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to clauses (i) through (iii) of this Section 2.05(b) at least three (3) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such Appropriate Lender’s Pro Rata Share of the prepayment. Each Appropriate Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to clauses (i) through (iii) of this Section 2.05(b) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. (New York time) one Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory prepayment of Term Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory repayment of Term Loans. Any Declined Proceeds shall be retained by the Borrower (“Retained Declined Proceeds”).

(B) Subject to the pro rata application within any Class of Term Loans, the Borrower may allocate such prepayment in its sole discretion among the Class or Classes of Term Loans as the Borrower may specify, subject only to the following limitations: (X) the Borrower shall not allocate to Extended Term Loans of any Term Extension Series any mandatory prepayment made pursuant to this Section 2.05(b) unless such prepayment is accompanied by at least a pro rata prepayment of Term Loans of the Existing Term Loan Class, if any, from which such Extended Term Loans were exchanged (or such Term Loans of the Existing Term Loan Class have otherwise been repaid in full) and (Y) the Borrower may not allocate to Extended Dollar Term-1 Loans or Extended Euro Term Loans any mandatory prepayment pursuant to this Section 2.05(b) unless such prepayment is accompanied by at least a pro rata prepayment of Non-Extended Dollar Term-1 Loans and Non-Extended Euro Term Loans.

Notwithstanding any other provisions of this Section 2.05(b), (i) to the extent that any of or all the Net Cash Proceeds of any Disposition by a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.05(b)(ii) (a “Foreign Disposition”), the Net Cash Proceeds of any Casualty Event from a Foreign Subsidiary (a “Foreign Casualty Event”), or Excess Cash Flow are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not of payments hereunder, with such allocation being determined after giving effect to (1) any exchange pursuant to Section 2.16 of Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively, and (2) any such reduction of the Revolving Credit Commitments in respect of the applicable Specified Existing Revolving Credit Commitment Class).

SECTION 2.07. Repayment of Loans.

(a) Dollar Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of (i) the Dollar Term-1 Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of September 2007, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Dollar Term-1 Loans outstanding on the Closing Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the applicable Maturity Date for ~~the~~such Dollar Term-1 Loans, the aggregate principal amount of all such Dollar Term-1 Loans outstanding on such date and (ii) the Dollar Term-2 Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of March 2012, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Dollar Term-2 Loans outstanding on the Amendment No. 2 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Dollar Term-2 Loans, the aggregate principal amount of all Dollar Term-2 Loans outstanding on such date.”

(b) Euro Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Euro Term Lenders (i) on the last Business Day of each March, June, September and December, commencing with the last Business Day of September 2007, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Euro Term Loans outstanding on the Closing Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the applicable Maturity Date for ~~the~~such Euro Term Loans, the aggregate principal amount of all such Euro Term Loans outstanding on such date.

(c) Revolving Credit Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders ~~(i)~~on the Maturity Date for the Revolving ~~Tranche-1~~Credit Facility~~, on the Maturity Date with respect to the Revolving Tranche-1 Facility,~~ the aggregate principal amount of all of its Revolving ~~Tranche-1~~Credit Loans outstanding on such ~~date and (ii) for the Revolving Tranche-2 Facility, on the Maturity Date with respect to the Revolving Tranche-2 Facility, the aggregate principal amount of all of its Revolving Tranche-2 Loans outstanding on such date. For the avoidance of doubt, prior to the Maturity Date of the Revolving Tranche-1 Facility, each prepayment or repayment of the Revolving Credit Loans held by the Revolving Credit Lenders shall be applied in accordance with their respective Pro Rata Shares (regardless of the Class of Revolving Credit Commitments held by any Revolving Credit Lender), provided that on the Maturity Date of the Revolving Tranche-1 Facility, a repayment of the Revolving Tranche-1 Loans may be made without a ratable prepayment or repayment of the Revolving Tranche-2 Loans or any other Class of Revolving Credit Loans that have a later maturity~~ date.

(d) Swing Line Loans. The Borrower shall repay its Swing Line Loans on the earlier to occur of (i) the date five (5) Business Days after such Loan is made and (ii) the Maturity Date for the Revolving ~~Tranche-1 Facility; provided that in the case of any Revolving Tranche- 2 Swing Line Loan, if the Revolving Tranche- 2 Condition with respect thereto is satisfied, the date of this clause (ii) shall be deemed to be the scheduled Maturity Date then in effect for the Revolving Tranche-2~~Credit Facility.

(e) For the avoidance of doubt, all Loans shall be repaid, whether pursuant to this Section 2.07 or otherwise, in the currency in which they were made.

(f) The Borrower shall repay on the relevant maturity date for any other Extension Series of Extended Revolving Credit Commitments, all then outstanding Extended Revolving Credit Loans of such Extension Series.

(g) The Borrower shall repay on the relevant maturity date for any Term Extension Series of Extended Term Loans, all then outstanding Extended Term Loans of such Term Extension Series.

(h) The Borrower shall repay on the relevant maturity date applicable to any Refinancing Term Loan Amendment, all then outstanding Refinancing Term Loans related to such Refinancing Term Loan Amendment.

SECTION 2.08.Interest.

(a) Subject to the provisions of Section 2.08(b), (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Credit Loans. For the avoidance of doubt, each Euro Term Loan shall be a Eurocurrency Rate Loan.

(b) The Borrower shall pay interest on past due amounts hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

Commitment Increase (each a “Revolving Commitment Increase Lender”) in respect of such increase, and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in Swing Line Loans held by each Revolving Credit Lender (including each such Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment and (b) if, on the date of such increase, there are any Revolving Credit Loans outstanding, such Revolving Credit Loans shall on or prior to the effectiveness of such Revolving Commitment Increase be prepaid from the proceeds of additional Revolving Credit Loans made hereunder (reflecting such increase in Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Credit Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(b) This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

SECTION 2.15. Conversion of Revolving Credit Loans, etc.

~~(a) Each Revolving Credit Lender who has executed and delivered to the Administrative Agent a counterpart to Amendment No. 1 as an “Extending and Consenting Lender” immediately prior to giving effect to Amendment No. 1 shall be deemed, upon the effectiveness of Amendment No. 1, to have converted (i) all or a portion of its Revolving Credit Commitment into a Revolving Tranche-2 Commitment, in the aggregate amount set forth (A) on such Lender’s signature page thereto and (B) opposite such Lender’s name on Schedule 2.01(c) under the caption “Revolving Tranche-2 Commitment” and (ii) its outstanding Revolving Credit Loans into Revolving Tranche-2 Loans in a percentage equal to the percentage of such Revolving Credit Lender’s Revolving Credit Commitment that will be converted to Revolving Tranche-2 Commitments upon the effectiveness of Amendment No. 1~~.

~~(b) Each Revolving Credit Lender who has not converted all of its Revolving Credit Commitment and Revolving Credit Loans into a Revolving Tranche- 2 Commitment and Revolving Tranche-2 Loans pursuant to Section 2.15(a) on or prior to the Amendment No. 1 Effective Date, shall be deemed, upon the effectiveness of Amendment No. 1, to have converted (i) all or a portion of its Revolving Credit Commitment into a Revolving Tranche-1 Commitment, in the aggregate amount set forth opposite such Lender’s name on Schedule 2.01(c) under the caption “Revolving Tranche-1 Commitment” and (ii) its outstanding Revolving Credit Loans into Revolving Tranche-1 Loans in a percentage equal to the percentage of such Revolving Credit Lender’s Revolving Credit Commitment that will be converted to Revolving Tranche-1 Commitments upon the Amendment No. 1 Effective Date~~.

~~(c)~~ On the Amendment No. ~~1 Effective Date, (i) with respect to each Letter of Credit issued hereunder prior to such date, each Revolving Tranche-1 Lender and each Revolving Tranche-2 Lender shall be deemed to have purchased from the L/C Issuer a participation therein (including any L/C Borrowing with respect thereto) in accordance with Section 2.03(b) and (ii) with respect to each Swing Line Loan made hereunder prior to such date, each Revolving Tranche-1 Lender and each Revolving Tranche-2 Lender shall be deemed to have purchased from the Swing Line Lender a risk participation therein in accordance with Section 2.04(a) and Section 2.04(c)(ii)~~3 Effective Date, (a) each “Revolving Tranche -1 Commitment”, as defined in Section 1 of Amendment No. 1, shall be terminated and (b) each “Revolving Tranche-2 Borrowing”, “Revolving Tranche-2 Commitment”, “Revolving Tranche-2 Facility”, “Revolving Tranche-2 Lender”, “Revolving Tranche-2 Letter of Credit”, “Revolving Tranche-2 Loan”, and “Revolving Tranche-2 Note”, each as defined in Section 1 of Amendment No. 1, shall be automatically converted into “Revolving Credit Borrowing”, “Revolving Credit Commitment”, “Revolving Credit Facility”, “Revolving Credit Lender”, “Revolving Credit Letter of Credit”, “Revolving Credit Loan”, and “Revolving Credit Note”, respectively.

SECTION 2.16. Extensions of Revolving Credit Loans and Revolving Credit Commitments

(a) The Borrower may at any time and from time to time request that all or a portion of the Revolving Credit Commitments and any previous extension of Extended Revolving Credit Commitments existing at the time of such request (each, an “Existing Revolving Credit Commitment” and any related Revolving Credit Loans under any such facility, “Existing Revolving Credit Loans”) be exchanged to extend the termination date thereof with respect to all or a portion of any principal amount thereof (any such Existing Revolving Credit Commitments which have been so extended, “Extended Revolving Credit Commitments” and any related Revolving Credit Loans, “Extended Revolving Credit Loans”) and to provide for other terms consistent with this Section 2.16. Prior to entering into any Extension Agreement with respect to any Extended Revolving Credit Commitments, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Class of Existing Revolving Credit Commitments) (a “Revolving Credit Extension Request”) setting forth the proposed terms of the Extended Revolving Credit Commitments to be established thereunder, which terms shall be identical to those applicable to the Existing Revolving Credit Commitments from which they are to be extended (the “Specified Existing Revolving Credit Commitment Class”) except (x) all or any of the final maturity dates of such Extended Revolving Credit Commitments may be delayed to later dates than the final maturity dates of the Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class, (y) the all-in pricing (including, without limitation, margins, fees and premiums) with respect to the Extended Revolving Credit Commitments may be higher or lower than the all-in pricing (including, without limitation, margins, fees and premiums) for the Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class and (z) the revolving credit commitment fee rate with respect to the Extended Revolving Credit Commitments may be higher or lower than the revolving credit commitment fee rate for Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class, in each case, to the extent provided in the applicable Extension Agreement; provided that, notwithstanding anything to the contrary in this Section 2.16 or otherwise, (1) the borrowing and repayment (other than in connection with a permanent repayment and termination of commitments) of the Extended Revolving Credit Loans under any such Revolving Credit Extension Request. Notwithstanding the conversion of any Existing Revolving Credit Commitment into an Extended Revolving Credit Commitment, such Extended Revolving Credit Commitment shall be treated identically to all Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class for purposes of the obligations of a Revolving Credit Lender in respect of Swing Line Loans under Section 2.04 and Letters of Credit under Section 2.03, except that the applicable Extension Agreement may provide that the Swing Line maturity date and/or the last day for issuing Letters of Credit may be extended and the related obligations to make Swing Line Loans and issue Letters of Credit may be continued and/or modified (pursuant to mechanics set forth in the applicable Extension Agreement) so long as the Swing Line Lender and/or the applicable L/C Issuer, as applicable, have consented to such extensions (it being understood that no consent of any other Lender shall be required in connection with any such extension).

(c) Extended Revolving Credit Commitments shall be established pursuant to an amendment (an “Extension Agreement”) to this Agreement (which, except to the extent expressly contemplated by the penultimate sentence of this Section 2.16(c) and notwithstanding anything to the contrary set forth in Section 10.01, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Revolving Credit Commitments established thereby) executed by the Loan Parties, the Administrative Agent and the Extending Lenders. Notwithstanding anything to the contrary in this Section 2.16 and without limiting the generality or applicability of Section 10.01 to any Section 2.16 Additional Agreements, any Extension Agreement may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Section 2.16 Additional Agreement”) to this Agreement and the other Loan Documents; provided that such Section 2.16 Additional Agreements do not become effective prior to the time that such Section 2.16 Additional Agreements have been consented to (including, without limitation, pursuant to (1) consents applicable to holders of Revolving Commitment Increases provided for in any Incremental Amendment and (2) consents applicable to holders of any Extended Revolving Credit Commitments provided for in any Extension Agreement) by such of the Lenders, Loan Parties and other parties (if any) as may be required in order for such Section 2.16 Additional Agreements to become effective in accordance with Section 10.01. It is understood and agreed that each Lender that has consented to this Agreement has consented and shall at the effective time thereof be deemed to consent to each amendment in this Agreement and the other Loan Documents authorized by this Section 2.16 and the arrangements described above in connection therewith except that the foregoing shall not constitute a consent on behalf of any Lender to the terms of any Section 2.16 Additional Agreement. In connection with any Extension Agreement, the Borrower shall deliver an opinion of counsel reasonably acceptable to the Administrative Agent (i) as to the enforceability of such Extension Agreement, the Credit Agreement as amended thereby, and such of the other Loan Documents (if any) as may be amended thereby (in the case of such other Loan Documents as contemplated by the immediately preceding sentence) and (ii) to the effect that such Extension Agreement, including without limitation, the Extended Revolving Credit Commitments provided for therein, does not conflict with or violate the terms and provisions of Section 10.01 of this Agreement.

(d) This Section 2.16 supersedes any provision in Section 2.13 or Section 10.1 to the contrary.

SECTION 2.17. Conversion of Term Loans.

(a) Each Term Lender who has executed and delivered to the Administrative Agent a counterpart to Amendment No. 3 as an “Extending and Consenting Lender” immediately prior to giving effect to Amendment No. 3 shall be deemed, upon the effectiveness of Amendment No. 3, to have converted all or a portion of its outstanding Dollar Term-1 Loans into Extended Dollar Term-1 Loans in the aggregate amount set forth (i) on such Lender’s signature page thereto and (ii) opposite such Lender’s name on Schedule 2.01(a)(i) under the caption “Extended Dollar Term-1 Loans”.

(b) Each Term Lender who has not converted all of its Term Loans into a Extended Dollar Term- 1 Loan pursuant to Section 2.17(a) on or prior to the Amendment No. 3 Effective Date shall be deemed, upon the effectiveness of Amendment No. 3, to have converted all or a portion of its outstanding Dollar Term Loans into Non-Extended Dollar Term-1 Loans in the aggregate amount set forth opposite such Lender’s name on Schedule 2.01(a)(i) under the caption “Non-Extended Dollar Term-1 Loans”.

(c) Each Term Lender who has executed and delivered to the Administrative Agent a counterpart to Amendment No. 3 as an “Extending and Consenting Lender” immediately prior to giving effect to Amendment No. 3 shall be deemed, upon the effectiveness of Amendment No. 3, to have converted all or a portion of its outstanding Euro Term Loans into Extended Euro Term Loans in the aggregate amount set forth (i) on such Lender’s signature page thereto and (ii) opposite such Lender’s name on Schedule 2.01(b) under the caption “Extended Euro Term Loans”.

(d) Each Term Lender who has not converted all of its Term Loans into a Extended Euro Term Loan pursuant to Section 2.17(c) on or prior to the Amendment No. 3 Effective Date shall be deemed, upon the effectiveness of Amendment No. 3, to have converted all or a portion of its outstanding Euro Term Loans into Non-Extended Euro Term Loans in the aggregate amount set forth opposite such Lender’s name on Schedule 2.01(b) under the caption “Non-Extended Euro Term Loans”.

(e) This Section 2.17 supersedes any provision in Section 2.13 or Section 10.01 to the contrary.

SECTION 2.18. Extensions of Term Loans

(a) The Borrower may at any time and from time to time request that all or a portion of the Term Loans of any Class (an “Existing Term Loan Class”) be exchanged to extend the scheduled maturity date(s) of any payment of principal thereof with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so extended, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.18. Prior to entering into any Term Extension Agreement, the Borrower shall provide written notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Term Loan Class) (a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established thereunder, which terms shall be identical to the Term Loans of the Existing Term Loan Class from which they are to be extended except (x) the scheduled final maturity date shall be extended and all or any of the scheduled amortization payments of all or a portion of any principal amount of such Extended Term Loans may be delayed to later dates than the scheduled amortization of principal of the Term Loans of such Existing Term Loan Class (with any such delay resulting in a corresponding adjustment to the scheduled amortization payments reflected in Section 2.07 or in the Incremental Amendment, as the case may be, with respect to the Existing Term Loan Class from which such Extended Term Loans were extended, in each case as more particularly set forth in Section 2.18(c) below), (y) all-in pricing (including, without limitation, margins, fees and premiums) with respect to the Extended Term Loans may be higher or lower than the all-in pricing (including, without limitation, margins, fees and premiums) for the Term Loans of such Existing Term Loan Class, in each case, to the extent provided in the applicable Term Extension Agreement and (z) the voluntary and mandatory prepayment rights of the Extended Term Loans shall be subject to the provisions set forth in Section 2.05. No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Class exchanged into Extended Term Loans pursuant to any Term Loan Extension Request. Any Extended Term Loans of any Term Extension Series shall constitute a separate Class of Term Loans from the Existing Term Loan Class of Term Loans from which they were extended; provided that any Extended Term Loans extended may, to the extent provided in the applicable Term Extension Agreement, be designated as an increase to any previously established Class of Extended Term Loans; provided that in no event shall there be more than ten Classes of Term Loans outstanding at any time.

(b) The Borrower shall provide the applicable Extension Request at least five (5) Business Days prior to the date on which Lenders under the Existing Term Loan Class are requested to respond. Except as provided in the second succeeding sentence, any Lender (an “Extending Term Lender”) wishing to have all or a portion of its Term Loans of an Existing Term Loan Class subject to such Extension Request exchanged into Extended Term Loans shall notify the Administrative Agent (an “Term Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans which it has elected to convert into Extended Term Loans. In the event that the aggregate amount of Term Loans subject to Term Extension Elections exceeds the amount of Extended Term Loans requested pursuant to the Extension Request, Term Loans subject to Term Extension Elections shall be exchanged to Extended Term Loans on a pro rata basis based on the amount of Term Loans included in each such Term Extension Election. Notwithstanding the foregoing, the Borrower shall be permitted to specify in the Extension Request, any Lender or Lenders as Extending Term Lenders (subject to the consent of such Lender or Lenders) and any Lenders not so specified in such Extension Request shall not have the right to make an Term Extension Election with respect to such Extension Request.

(c) Extended Term Loans shall be established pursuant to an amendment (an “Term Extension Agreement”) to this Agreement (which, except to the extent expressly contemplated by the penultimate sentence of this Section 2.18(c) and notwithstanding anything to the contrary set forth in Section 10.01, shall not require the consent of any Lender other than the Extending Term Lenders with respect to the Extended Term Loans established thereby) executed by the Loan Parties, the Administrative Agent and the Extending Term Lenders. Notwithstanding anything to the contrary in this Section 2.18 and without limiting the generality or applicability of Section 10.01 to any Section 2.18 Additional Agreements, any Term

Extension Agreement may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Section 2.18 Additional Agreement”) to this Agreement and the other Loan Documents; provided that such Section 2.18 Additional Agreements do not become effective prior to the time that such Section 2.18 Additional Agreements have been consented to (including, without limitation, pursuant to (1) consents applicable to holders of Incremental Term Loans provided for in any Incremental Amendment and (2) consents applicable to holders of any Extended Term Loans provided for in any Term Extension Agreement) by such of the Lenders, Loan Parties and other parties (if any) as may be required in order for such Section 2.18 Additional Agreements to become effective in accordance with Section 10.01. It is understood and agreed that each Lender that has consented to this Agreement has consented and shall at the effective time thereof be deemed to consent to each amendment in this Agreement and the other Loan Documents authorized by this Section 2.18 and the arrangements described above in connection therewith except that the foregoing shall not constitute a consent on behalf of any Lender to the terms of any Section 2.18 Additional Agreement. In connection with any Term Extension Agreement, the Borrower shall deliver an opinion of counsel reasonably acceptable to the Administrative Agent (i) as to the enforceability of such Term Extension Agreement, the Credit Agreement as amended thereby, and such of the other Loan Documents (if any) as may be amended thereby (in the case of such other Loan Documents as contemplated by the immediately preceding sentence) and (ii) to the effect that such Term Extension Agreement, including without limitation, the Extended Term Loans provided for therein, does not conflict with or violate the terms and provisions of Section 10.01 of this Agreement.

SECTION 2.19. Refinancing Term Loans.

(a) The Borrower may by written notice to Administrative Agent elect to request the establishment of one or more additional tranches of term loans in Dollars or Euros under this Agreement (“Refinancing Term Loans”) to refinance an outstanding Class of Term Loans. Each such notice shall specify the date (each, a “Refinancing Effective Date”) on which the Borrower proposes that the Refinancing Term Loans shall be made, which shall be a date not less than five Business Days after the date on which such notice is delivered to the Administrative Agent; provided that:

(i) before and after giving effect to the borrowing of such Refinancing Term Loans on the Refinancing Effective Date each of the conditions set forth in Section 4.02 shall be satisfied;

(ii) such Refinancing Term Loans shall mature no earlier than, and the Weighted Average Life to Maturity of such Refinancing Term Loans shall not be shorter than, the then remaining Weighted Average Life to Maturity of the Dollar Term B-2 Loans or Euro Term B-2 Loans at the time of such refinancing;

(iii) all other terms applicable to such Refinancing Term Loans (other than provisions relating to original issue discount, upfront fees and interest rates which shall be as agreed between the Borrower and the Lenders providing such Refinancing Term Loans) shall be substantially identical to, or less favorable to the Lenders providing such Refinancing Term Loans than, those applicable to the then outstanding Term Loans of the applicable Class except to the extent such covenants and other terms apply solely to any period after the latest final maturity of all Classes of Term Loans in effect on the Refinancing Effective Date immediately prior to the borrowing of such Refinancing Term Loans;

(iv) the Loan Parties and the Collateral Agent shall enter into such amendments to the Collateral Documents as may be requested by the Collateral Agent (which shall not require any consent from any Lender) in order to ensure that the Refinancing Term Loans are provided with the benefit of the applicable Collateral Documents and shall deliver such other documents, certificates and opinions of counsel in connection therewith as may be requested by the Collateral Agent; and

(v) the Net Cash Proceeds of the Refinancing Term Loans shall be applied to the repayment of the then outstanding applicable Class or Classes of Term Loans on the date of such incurrence in accordance with Section 2.05(b).

(b) The Borrower may approach any Lender or any other Person that would be a permitted Assignee pursuant to Section 10.07 to provide all or a portion of the Refinancing Term Loans (a “Refinancing Term Lender”); provided that any Lender offered or approached to provide all or a portion of the Refinancing Term Loans may elect or decline, in its sole discretion, to provide a Refinancing Term Loan. Any Refinancing Term Loans made on any Refinancing Effective Date shall be designated a Class of Refinancing Term Loans for all purposes of this Agreement; provided that any Refinancing Term Loans may, to the extent provided in the applicable Refinancing Term Loan Amendment, be designated as an increase in any previously established Class of Term Loans made to the Borrower that were Refinancing Term Loans.

(c) The Refinancing Term Loans shall be established pursuant to an amendment to this Agreement among the Borrower, the Administrative Agent and the Refinancing Term Lenders providing such Refinancing Term Loans (a “Refinancing Term Loan Amendment”) which shall be consistent with the provisions set forth in paragraph (a) above (which shall not require the consent of any other Lender). Each Refinancing Term Loan Amendment shall be binding on the Lenders, the Loan Parties and the other parties hereto.

(d) This Section 2.18 shall supersede any provisions in Section 2.13 or Section 10.01 to the contrary.

ARTICLE III

Taxes, Increased Costs Protection and Illegality

SECTION 3.01. Taxes.

(a) Except as provided in this Section 3.01, any and all payments by the Borrower (the term Borrower under Article III being deemed to include any Subsidiary for whose account a Letter of Credit is issued) or any Guarantor to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities (including additions to tax, penalties and

(ff) Liens on the Collateral (but not any other assets) securing Indebtedness permitted under Section 7.03(y); provided, that, to the extent such Liens are contemplated to be junior to the Liens securing the Obligations, such Liens shall be subject to the Subordinated Lien Intercreditor Agreement and the Indebtedness secured by such Liens shall have been incurred pursuant to the Subordinated Lien Facility;

(gg) the modification, replacement, renewal or extension of any Lien permitted by clauses (b), (i), (p), (v) and (z) of this Section 7.01; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03, ~~and~~ (B) proceeds and products thereof, provided that with respect to such modification, replacement, renewal or extension of any Lien permitted by clause (z) of this Section 7.01, such Liens do not extend to any assets other than the Collateral; and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03; and

(hh) other Liens securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding not to exceed $~~50,000,000~~.50,000,000; and

(ii) Liens securing Permitted Other Debt issued pursuant to Section 7.03(u) so long as such Liens are subject to the First Lien Intercreditor Agreement or a Second Lien Intercreditor Agreement.

SECTION 7.02. Investments. Make or hold any Investments, except:

(a) Investments by the Borrower or a Restricted Subsidiary in assets that were Cash Equivalents when such Investment was made;

(b) loans or advances to officers, directors and employees of Holdings (or any direct or indirect parent thereof), any Intermediate Holding Company, the Borrower or the Restricted Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of Holdings (or any direct or indirect parent thereof or after a Qualifying IPO, any Intermediate Holding Company or the Borrower) (provided that the amount of such loans and advances shall be contributed to the Borrower in cash as common equity) and (iii) for purposes not described in the foregoing clauses (i) and (ii), in an aggregate principal amount outstanding not to exceed $20,000,000;

(c) asset purchases (including purchases of inventory, supplies and materials) and the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons, in each case in the ordinary course of business;

(d) Investments (i) by any Loan Party in any other Loan Party, (ii) by any Non-Loan Party in any other Non-Loan Party that is a Restricted Subsidiary, (iii) by any Non-Loan Party in any Loan Party, (iv) by any Loan Party in any Non-Loan Party that is a Restricted Subsidiary; provided that all such Investments pursuant to this clause (iv)

shall be in the form of intercompany loans and evidenced by notes that have been pledged (individually or pursuant to a global note) to the Collateral Agent for the benefit of the Lenders (provided that in order to comply with the laws and regulations of a jurisdiction where such Non-Loan Party is located or organized, Investments in an aggregate amount not to exceed $250,000,000 may be structured as an equity contribution or otherwise in a form other than an intercompany loan); provided further that to the extent that the amount of intercompany loans outstanding to any Non-Loan Party pursuant to this clause (iv) exceeds $75,000,000, such Non-Loan Party shall not be entitled to incur secured Indebtedness in excess of 50% of the aggregate amount of all such intercompany loans outstanding to such Non-Loan Party;

(e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(f) Investments consisting of Liens, Indebtedness, fundamental changes, Dispositions and Restricted Payments permitted under Sections 7.01, 7.03, 7.04, 7.05 and 7.06, respectively;

(g) Investments (i) existing or contemplated on the date hereof and set forth on Schedule 7.02(g) and any modification, replacement, renewal, reinvestment or extension thereof and (ii) existing on the date hereof by the Borrower or any Restricted Subsidiary in the Borrower or any other Restricted Subsidiary and any modification, renewal or extension thereof; provided that the amount of any Investment permitted pursuant to this Section 7.02(g) is not increased from the amount of such Investment on the Closing Date except pursuant to the terms of such Investment as of the Closing Date or as otherwise permitted by this Section 7.02;

(h) Investments in Swap Contracts permitted under Section 7.03;

(i) promissory notes and other noncash consideration received in connection with Dispositions permitted by Section 7.05;

(j) the purchase or other acquisition of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, or Equity Interests in a Person that, upon the consummation thereof, will be a Subsidiary of the Borrower (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.02(j) (each, a “Permitted Acquisition”):

(A) ~~subject to clause (B) below, a majority of all property, assets and businesses acquired in such purchase or other acquisition shall constitute Collateral and each applicable Loan Party and~~to the extent required by Section 6.11, any such newly created or acquired Subsidiary (and, to the extent required under the Collateral and Guarantee Requirement, the Subsidiaries of such created

(t) Indebtedness in respect of the High Yield Notes and any Permitted Refinancing thereof;

(u) ~~[Intentionally omitted]~~Indebtedness in respect of (i) any Permitted Other Debt issued or incurred in exchange for, or which modifies, extends, refinances, renews, replaces or refunds or the Net Cash Proceeds therefrom are applied to the prepayment of Term Loans in the manner set forth in Section 2.05(b)(iii) and (ii) any refinancing, refunding, renewal or extension of such Indebtedness; provided that, in the case of this subclause (ii) except to the extent otherwise permitted hereunder, (x) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except for any original issue discount thereon and the amount of fees, expenses and premium in connection with such refinancing) and (y) such Indebtedness otherwise complies with the definition of Permitted Other Debt;

(v) Indebtedness incurred by a Foreign Subsidiary which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this clause (v) and then outstanding, does not exceed the greater of $100,000,000 and 5% of Foreign Subsidiary Total Assets;

(w) (i) Indebtedness under a Subordinated Lien Facility in an aggregate principal amount not to exceed $200,000,000 at any time outstanding; provided that at the time of the incurrence of such Indebtedness and after giving Pro Forma Effect thereto, no Default exists or would result therefrom, and (ii) Permitted Refinancings in respect thereof; provided that the amount of Indebtedness incurred pursuant to this clause (w) shall reduce on a dollar-for-dollar basis the Incremental Availability;

(x) Unsecured Indebtedness of the Borrower or any Restricted Subsidiary; provided that (A) both immediately prior and after giving Pro Forma Effect to such incurrence no Default or Event of Default shall exist or result therefrom and (B) if such Indebtedness is subordinated to the Obligations, it is done so on terms no less favorable to the Lenders than the subordination terms set forth in the Senior Subordinated Notes Indenture as of the Closing Date;

(y) Indebtedness of the Borrower or any Restricted Subsidiary incurred to finance a Permitted Acquisition; provided that, both immediately prior to and after giving effect thereto, (i) no Default shall exist or result therefrom and (ii) the Borrower shall be in compliance with the Senior Secured Incurrence Test (calculated on a Pro Forma Basis); and

(z) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (y) above.

For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

SECTION 9.11. Collateral and Guaranty Matters. The Lenders irrevocably agree:

(a) that any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document shall be automatically released (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable), the expiration or termination of all Letters of Credit and any other obligation (including a guarantee that is contingent in nature), (ii) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person other than the Borrower or any of its Domestic Subsidiaries that are Restricted Subsidiaries, (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, or (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (c) below;

(b) to release or subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i);

(c) that any Subsidiary Guarantor shall be automatically released from its obligations under the Guaranty if such Person ceases to be a Restricted Subsidiary as a result of a transaction or designation permitted hereunder; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of the High Yield Notes, any Permitted Refinancing thereof or any Junior Financing; ~~and~~

(d) if any Subsidiary Guarantor shall cease to be a Material Subsidiary (as certified in writing by a Responsible Officer), (i) such Subsidiary shall be automatically released from its obligations under any Guaranty and (ii) any Liens granted by such Subsidiary or Liens on the Equity Interests of such Subsidiary shall be automatically released; provided that no such release shall occur if such Subsidiary continues to be a guarantor in respect of the High Yield Notes, any Permitted Refinancing thereof or any Junior Financing; and

(e) (x) the Collateral Agent may, without any further consent of any Lender, enter into or amend (i) a First Lien Intercreditor Agreement with the collateral agent or other representatives of the holders of Permitted Other Debt issued pursuant to Section 7.03(u) that is intended to be secured on a pari passu basis with the Obligations and/or (ii) a Second Lien Intercreditor Agreement with the collateral agent or other representatives of the holders of Indebtedness that is permitted to be secured by a Lien on the Collateral ranking junior to the Lien securing the Obligations that is permitted by Section 7.03, (y) the Collateral Agent may rely exclusively on a certificate of a Responsible Officer of the Borrower as to whether any such other Liens are permitted and (z) any First Lien Intercreditor Agreement or Second Lien Intercreditor Agreement entered into by the Collateral Agent shall be binding on the Secured Parties.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.11. In each case as specified in this Section 9.11, the Administrative Agent will promptly (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.11.

SECTION 9.12. Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent”, “documentation agent”, “joint bookrunner” or “arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

SECTION 9.13. Appointment of Supplemental Administrative Agents.

(a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub- agent or administrative co -agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”).

(b) In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PTS ACQUISITION CORP. as Borrower,

By:
Name: Title:

PTS INTERMEDIATE HOLDINGS LLC as Holdings,

By:
Name:
Title:

The undersigned, as the successor by merger to PTS Acquisition Corp., on the Closing Date, hereby assumes and agrees to pay and perform all of the Obligations hereunder and under the Loan Documents.

CARDINAL HEALTH 409, INC.

By:
Name:
Title:

[Cardinal Credit Agreement]